EXECUTION COPY

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,


                                   Depositor,


                        RESIDENTIAL FUNDING CORPORATION,


                                Master Servicer,


                                       and


                               JPMORGAN CHASE BANK


                                     Trustee


                         POOLING AND SERVICING AGREEMENT


                          Dated as of September 1, 2004


                       Mortgage Asset-Backed Pass-Through Certificates


                                 Series 2004-RZ3


                              TABLE OF CONTENTS
                                                                                          PAGE


ARTICLE I         DEFINITIONS...............................................................7

        Section 1.01      Definitions.......................................................7

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........63

        Section 2.01      Conveyance of Mortgage Loans.....................................63

        Section 2.02      Acceptance by Trustee............................................66

        Section 2.03      Representations, Warranties and Covenants of the Master
                          Servicer and the Depositor.......................................68

        Section 2.04      Representations and Warranties of Sellers........................70

        Section 2.05      Execution and Authentication of Certificates; Conveyance of
                          Uncertificated REMIC Regular Interests...........................72

        Section 2.06      Purposes and Powers of the Trust.................................73

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................75

        Section 3.01      Master Servicer to Act as Servicer...............................75

        Section 3.02      Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' Obligations;
                          Special Servicing................................................76

        Section 3.03      Successor Subservicers...........................................77

        Section 3.04      Liability of the Master Servicer.................................78

        Section 3.05      No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................78

        Section 3.06      Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................78

        Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................79

        Section 3.08      Subservicing Accounts; Servicing Accounts........................81

        Section 3.09      Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................83

        Section 3.10      Permitted Withdrawals from the Custodial Account.................83

        Section 3.11      Maintenance of Primary Insurance Coverage........................85

        Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................86

        Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and
                          Modification Agreements; Certain Assignments.....................87

        Section 3.14      Realization Upon Defaulted Mortgage Loans........................89

        Section 3.15      Trustee to Cooperate; Release of Mortgage Files..................92

                                        i



        Section 3.16      Servicing and Other Compensation; Compensating Interest..........93

        Section 3.17      Reports to the Trustee and the Depositor.........................94

        Section 3.18      Annual Statement as to Compliance................................95

        Section 3.19      Annual Independent Public Accountants' Servicing Report..........95

        Section 3.20      Right of the Depositor in Respect of the Master Servicer.........96

        Section 3.21      Advance Facility.................................................96

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS..........................................101

        Section 4.01      Certificate Account.............................................101

        Section 4.02      Distributions...................................................101

        Section 4.03      Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting................................111

        Section 4.04      Distribution of Reports to the Trustee and the Depositor;
                          Advances by the Master Servicer.................................114

        Section 4.05      Allocation of Realized Losses...................................116

        Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property...118

        Section 4.07      Optional Purchase of Defaulted Mortgage Loans...................118

        Section 4.08      Limited Mortgage Loan Repurchase Right..........................119

        Section 4.09      Derivative Contracts............................................119

ARTICLE V         THE CERTIFICATES........................................................122

        Section 5.01      The Certificates................................................122

        Section 5.02      Registration of Transfer and Exchange of Certificates...........124

        Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates...............129

        Section 5.04      Persons Deemed Owners...........................................129

        Section 5.05      Appointment of Paying Agent.....................................130

ARTICLE VI        THE DEPOSITOR AND THE MASTER SERVICER...................................131

        Section 6.01      Respective Liabilities of the Depositor and the Master
                          Servicer........................................................131

        Section 6.02      Merger or Consolidation of the Depositor or the Master
                          Servicer; Assignment of Rights and Delegation of Duties by
                          Master Servicer.................................................131

        Section 6.03      Limitation on Liability of the Depositor, the Master
                          Servicer and Others.............................................132

        Section 6.04      Depositor and Master Servicer Not to Resign.....................133


                                        ii


ARTICLE VII       DEFAULT.................................................................134

        Section 7.01      Events of Default...............................................134

        Section 7.02      Trustee or Depositor to Act; Appointment of Successor...........136

        Section 7.03      Notification to Certificateholders..............................137

        Section 7.04      Waiver of Events of Default.....................................137

        Section 7.05      Servicing Trigger; Removal of Master Servicer...................138

ARTICLE VIII      CONCERNING THE TRUSTEE..................................................139

        Section 8.01      Duties of Trustee...............................................139

        Section 8.02      Certain Matters Affecting the Trustee...........................140

        Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans...........142

        Section 8.04      Trustee May Own Certificates....................................142

        Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses;
                          Indemnification.................................................142

        Section 8.06      Eligibility Requirements for Trustee............................143

        Section 8.07      Resignation and Removal of the Trustee..........................143

        Section 8.08      Successor Trustee...............................................145

        Section 8.09      Merger or Consolidation of Trustee..............................145

        Section 8.10      Appointment of Co-Trustee or Separate Trustee...................145

        Section 8.11      Appointment of Custodians.......................................146

        Section 8.12      Appointment of Office or Agency.................................147

        Section 8.13      DTC Letter of Representations...................................147

ARTICLE IX        TERMINATION.............................................................148

        Section 9.01      Optional Purchase by the Master Servicer of All
                          Certificates; Termination Upon Purchase by the Master
                          Servicer or Liquidation of All Mortgage Loans...................148

        Section 9.02      Additional Termination Requirements.............................152

ARTICLE X         REMIC PROVISIONS........................................................154

        Section 10.01     REMIC Administration............................................154

        Section 10.02     Master Servicer, REMIC Administrator and Trustee
                          Indemnification.................................................157

ARTICLE XI        MISCELLANEOUS PROVISIONS................................................159

        Section 11.01     Amendment.......................................................159

        Section 11.02     Recordation of Agreement; Counterparts..........................161

        Section 11.03     Limitation on Rights of Certificateholders......................162

        Section 11.04     Governing Law...................................................162

        Section 11.05     Notices.........................................................162

        Section 11.06     Notices to Rating Agencies......................................163

        Section 11.07     Severability of Provisions......................................164
        Section 11.08     Supplemental Provisions for Resecuritization....................164

        Section 11.09     Third-Party Beneficiary.........................................165


                                        iii

                     EXHIBITS

Exhibit A        Form of Class A Certificate
Exhibit B        Form of Class M Certificate
Exhibit C        Form of Class SB Certificate
Exhibit D        Form of Class R Certificate
Exhibit E        Form of Custodial Agreement
Exhibit F-1      Mortgage Loan Schedule for Group I Loans
Exhibit F-2      Mortgage Loan Schedule for Group II Loans
Exhibit G        Form of Request for Release
Exhibit H-1      Form of Transfer Affidavit and Agreement
Exhibit H-2      Form of Transferor Certificate
Exhibit I        Form of Investor Representation Letter
Exhibit J        Form of Transferor Representation Letter
Exhibit K        Form of Form 10-K Certification
Exhibit L        Form of Back-Up Certification to Form 10-K Certification
Exhibit M        Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N        Form  of  Rule  144A   Investment   Representation
Exhibit  O       Form  of  ERISA Representation  Letter  for  Class  SB
                 Certificates
Exhibit  P       Form  of  ERISA Representation  Letter  for Class M
                 Certificates
Exhibit Q        Information  to be Provided by the Master Servicer to the
                 Rating Agencies Relating to Reportable Modified Mortgage Loans

                                        iv

        This Pooling and Servicing Agreement, effective as of September 1, 2004, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").


                             PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in twenty-five classes, which in the aggregate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of the Mortgage Loans (as defined herein).


                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole Class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Maturity Date. None of the REMIC I Regular Interests will be certificated.


                                             Uncertificated REMIC I          Latest Possible
  Designation       Pass-Through Rate           Principal Balance             Maturity Date
      I-LT             Variable(1)              $170,001,073                 October 25, 2034
_______________


(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.





                                    REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group II Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole Class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial

Uncertificated Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the Maturity Date. None of the REMIC II Regular Interests will be certificated.


                                 Uncertificated REMIC II         Latest Possible
  Designation       Pass-Through Rate           Principal Balance             Maturity Date
     II-LT             Variable(1)              $190,016,847                 October 25, 2034
_______________

(1)  Calculated  as  provided  in the  definition  of  Uncertificated  REMIC  II
Pass-Through Rate.


                                    REMIC III

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interest I-LT subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will represent the sole Class of "residual interests" in REMIC III for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC III Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular Interest shall be the Maturity Date. None of the REMIC III Regular Interests will be certificated.


                         UNCERTIFICATED       INITIAL UNCERTIFICATED       LATEST POSSIBLE
    DESIGNATION            REMIC III             PRINCIPAL BALANCE          MATURITY DATE
                        PASS-THROUGH RATE
        LTA                Variable(1)             $86,251,073.40          October 25, 2034
        LTB1               Variable(1)               $4,130,000            October 25, 2034
        LTB2               Variable(1)               $6,650,000            October 25, 2034
        LTB3               Variable(1)                $660,000             October 25, 2034
        LTB4               Variable(1)               $3,740,000            October 25, 2034
        LTB5               Variable(1)               $5,210,000            October 25, 2034
        LTB6               Variable(1)               $4,260,000            October 25, 2034
        LTB7               Variable(1)               $1,070,000            October 25, 2034
        LTB8               Variable(1)               $4,680,000            October 25, 2034
        LTB9               Variable(1)               $3,730,000            October 25, 2034
       LTB10               Variable(1)               $1,920,000            October 25, 2034
       LTB11               Variable(1)               $3,870,000            October 25, 2034
       LTB12               Variable(1)               $1,810,000            October 25, 2034
       LTB13               Variable(1)               $3,040,000            October 25, 2034
       LTB14               Variable(1)               $3,270,000            October 25, 2034
      LTB15-A              Variable(1)                $390,000             October 25, 2034
      LTB15-B              Variable(1)                $390,000             October 25, 2034
       LTB16               Variable(1)               $1,360,000            October 25, 2034
       LTB17               Variable(1)               $2,650,000            October 25, 2034
       LTB18               Variable(1)                $880,000             October 25, 2034
       LTB19               Variable(1)               $2,290,000            October 25, 2034
       LTB20               Variable(1)               $2,290,000            October 25, 2034
       LTB21               Variable(1)               $1,130,000            October 25, 2034
       LTB22               Variable(1)               $1,810,000            October 25, 2034
       LTB23               Variable(1)               $1,170,000            October 25, 2034
       LTB24               Variable(1)              $21,350,000            October 25, 2034
____________
(1)     Calculated  as provided in the  definition of  Uncertificated  REMIC III
        Pass-Through Rate.


                                    REMIC IV

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC II Regular Interest II-LT and the REMIC III Regular Interests as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC IV." The Class R-IV Certificates will represent the sole Class of "residual interests" in REMIC IV for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC IV Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC IV (the "REMIC IV Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G 1(a)(4)(iii)) for each REMIC IV Regular Interest shall be the Maturity Date. None of the REMIC IV Regular Interests will be certificated.

                         UNCERTIFICATED       INITIAL UNCERTIFICATED       LATEST POSSIBLE
    DESIGNATION             REMIC IV             PRINCIPAL BALANCE          MATURITY DATE
                        PASS-THROUGH RATE
         LT1               Variable(1)            $169,972,210.75          October 25, 2034
         LT2               Variable(1)               $5,137.56             October 25, 2034
         LT3                  0.00%                  $11,862.54            October 25, 2034
         LT4               Variable(1)               $11,862.54            October 25, 2034
         LT5               Variable(1)            $189,982,044.91          October 25, 2034
         LT6               Variable(1)               $3,201.05             October 25, 2034
         LT7                  0.00%                  $15,800.63            October 25, 2034
         LT8               Variable(1)               $15,800.63            October 25, 2034
       LTA-IO1              Fixed(2)                   N/A(3)              October 25, 2004
       LTA-IO2              Fixed(2)                   N/A(3)             November 25, 2004
       LTA-IO3              Fixed(2)                   N/A(3)             December 25, 2004
       LTA-IO4              Fixed(2)                   N/A(3)              January 25, 2005
       LTA-IO5              Fixed(2)                   N/A(3)             February 25, 2005
       LTA-IO6              Fixed(2)                   N/A(3)               March 25, 2005
       LTA-IO7              Fixed(2)                   N/A(3)               April 25, 2005
       LTA-IO8              Fixed(2)                   N/A(3)                May 25, 2005
       LTA-IO9              Fixed(2)                   N/A(3)               June 25, 2005
      LTA-IO10              Fixed(2)                   N/A(3)               July 25, 2005
      LTA-IO11              Fixed(2)                   N/A(3)              August 25, 2005
      LTA-IO12              Fixed(2)                   N/A(3)             September 25, 2005
      LTA-IO13              Fixed(2)                   N/A(3)              October 25, 2005
      LTA-IO14              Fixed(2)                   N/A(3)             November 25, 2005
      LTA-IO15              Fixed(4)                   N/A(3)             December 25, 2005
      LTA-IO16              Fixed(2)                   N/A(3)              January 25, 2006
      LTA-IO17              Fixed(2)                   N/A(3)             February 25, 2006
      LTA-IO18              Fixed(2)                   N/A(3)               March 25, 2006


                                       4

      LTA-IO19              Fixed(2)                   N/A(3)               April 25, 2006
      LTA-IO20              Fixed(2)                   N/A(3)                May 25, 2006
      LTA-IO21              Fixed(2)                   N/A(3)               June 25, 2006
      LTA-IO22              Fixed(2)                   N/A(3)               July 25, 2006
      LTA-IO23              Fixed(2)                   N/A(3)              August 25, 2006
      LTA-IO24              Fixed(2)                   N/A(3)             September 25, 2006

____________
(1) Calculated as provided in the definition of Uncertificated REMIC IV Pass-Through Rate. (2) Until the Latest Possible Maturity Date set forth in the last column of this table, a per annum rate equal to 3.50%, and 0.00% thereafter.
(3) REMIC IV Regular Interests LTA-IO will not have an Uncertificated Principal Balance, but will accrue interest on its Uncertificated Notional Amount outstanding from time to time, except for the REMIC IV Regular Interest LTA-IO15, shall equal the Uncertificated Principal Balance of REMIC III Regular Interest LTB with the same numerical designation (the "Related REMIC III Regular Interest LTB"), or, in the case of the REMIC IV Regular Interest LTA-IO15, shall equal the Uncertificated Principal Balance of REMIC III Regular Interest LTB-15-B ( the "Related REMIC III Regular Interest"), for Distribution Dates on or before the Latest Possible Maturity Date for such REMIC IV Regular Interest LTA-IO, and thereafter shall be $0.00.
(4) Until the Latest Possible Maturity Date set forth in the last column of this table, a per annum rate equal to the lesser of the rate on the REMIC III Regular Interest LTB-15-B and 7.00%, and 0.00% thereafter

                                    REMIC V

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC IV Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC V. The Class R-V Certificates will represent the sole Class of "residual interests" in REMIC V for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC V. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC V Regular Certificates shall be the Maturity Date.


                                     AGGREGATE
                                      INITIAL                          MONTH OF
                                    CERTIFICATE                          FINAL
                                     PRINCIPAL                         SCHEDULED
                       PASS-THROUGH BALANCE/NOTIONAL                   DISTRIBUTION
DESIGNATION    TYPE      RATE         AMOUNT          FEATURES           DATE         INITIAL RATINGS
                                                                                       S&P     Moody's

Class A-I-1  Regular   Adjustable(1)$56,735,000    Senior/Adjustable    April 2024      AAA       Aaa
                                                        Rate
Class A-I-2  Regular   3.420%(2)    $24,124,000     Senior/Fixed        October 2027    AAA       Aaa
                                                        Rate
Class A-I-3  Regular   3.860%(2)    $25,230,000     Senior/Fixed        January 2031    AAA       Aaa
                                                        Rate
Class A-I-4  Regular   4.572%(2)    $22,038,000     Senior/Fixed        May 2033        AAA       Aaa
                                                        Rate
Class A-I-5  Regular   5.328(2)(3)  $13,148,000     Senior/Fixed        July 2034       AAA       Aaa
                                                        Rate
Class A-I-6  Regular   4.630%(2)    $13,000,000     Senior/Fixed        May 2034        AAA       Aaa
                                                    Rate/Lockout
Class A-IO   Regular   3.50%(4)     $82,970,000     Senior/Fixed        September 2006  AAA       Aaa
                                                    Rate/Interest
                                                        Only
Class A-II-1-Regular(5)Adjustable(6)$81,719,000    Senior/Adjustable    June 2024       AAA       Aaa
                                                        Rate
Class A-II-2-Regular(5)Adjustable(6)$61,228,000    Senior/Adjustable    February 2032   AAA       Aaa
                                                        Rate
Class A-II-3-Regular(5)Adjustable(6)$24,253,000    Senior/Adjustable    July 2034       AAA       Aaa
                                                        Rate
Class M-I-1- Regular     5.04%      $6,800,000     Mezzanine/Fixed      September 2034  AA       Aa2
                                                        Rate
Class M-I-2- Regular     5.44%      $5,100,000     Mezzanine/Fixed      September 2034  A        A2
                                                        Rate
Class M-I-3- Regular     5.69%      $2,125,000     Mezzanine/Fixed      September 2034  BBB+     Baa1
                                                        Rate
Class M-I-4- Regular     5.75%      $1,700,000     Mezzanine/Fixed      September 2034  BBB      Baa2
                                                        Rate
Class M-II-1-Regular(5)Adjustable(6)$10,450,000 Mezzanine/Adjustable    September 2034  AA Aa2
                                                        Rate
Class M-II-2-Regular(5)Adjustable(6)$7,125,000     Mezzanine/Adjustable September 2034  A        A2
                                                        Rate
Class M-II-3-Regular(5)Adjustable(6)$3,325,000     Mezzanine/Adjustable September 2034  BBB+     Baa1
                                                        Rate
Class M-II-4-Regular(5)Adjustable(6)$1,900,000     Mezzanine/Adjustable September 2034  BBB      Baa2
                                                        Rate
Class SB-I   Regular      (7)        $1,073.40       Subordinate          N/A           N/R       N/R
               (7)
Class SB-II  Regular      (7)       $16,847.23       Subordinate          N/A           N/R       N/R
               (7)

_______________
(1) The REMIC V Regular Interest ownership of which is represented by the Class A-I-1 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.18%, subject to a payment cap as described in the definition of "Pass-Through Rate" herein and the provisions for the payment of Group I Net WAC Cap Shortfalls herein.
(2) The REMIC V Regular Interests ownership of which is represented by the Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates are subject to a payment cap as described in the definition of "Pass-Through Rate" herein and the provisions for the payment of Group I Net WAC Cap Shortfalls herein.
(3) Beginning on the second Distribution Date after the first possible Group I Optional Termination Date, the Pass-Through Rates for the Class A-I-5 Certificates will increase by 0.50% per annum.
(4) After the 24th Distribution Date, the Pass-Through Rate on the Class A-IO Certificates shall equal 0.00%.
(5) The Class A-II Certificates and Class M-II Certificates will represent ownership of the REMIC V Regular Interests.
(6) The REMIC V Regular Interests ownership of which is represented by the Class A-II and Class M-II Certificates, will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to a payment cap as described in the definition of "Pass-Through Rate" and the provisions for the payment of Group II Basis Risk Shortfalls herein.
(7) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance. The Class SB-I Certificates and Class SB-II Certificates will each be comprised of two REMIC V regular interests, a principal only regular interest designated SB-I-PO and SB-II-PO, respectively, and an interest only regular interest designated SB-I-IO and SB-II-IO, respectively, which will be entitled to distributions as set forth herein.

        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to $170,001,073. The Group I Loans are fixed-rate, fully amortizing or balloon payment, first lien mortgage loans having terms to maturity at origination of not more than 30 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to $190,016,847. The Group II Loans are adjustable rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date and the Class A Certificates and Class M Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount, as applicable, thereof immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date).

        With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding calendar month at the related Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case, reduced by any interest shortfalls with respect to the Mortgage Loans other than Prepayment Interest Shortfalls. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class A (other than the Class A-I-1 and Class A-II Certificates), Class M-I and Class SB Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest for the Class A-I-1, Class A-II and Class M-II Certificates will be based on the actual number of days in the related Interest Accrual Period and a 360-day year.

        The amount of Accrued Certificate Interest on each Class of Certificates shall be reduced by the amount of (a) Prepayment Interest Shortfalls on the Mortgage Loans in the Related Group during the prior calendar month allocated to that Class of Certificates pursuant to Sections 4.02(c) and 4.02(d) and to the extent not covered by Compensating Interest pursuant to Section 3.16, and by Relief Act Shortfalls on the Mortgage Loans in the Related Group during the related Due Period allocated to that Class of Certificates pursuant to Sections 4.02(c) and 4.02(d); and (b) the interest portion of Realized Losses allocated to such Class through Subordination as described in Section 4.05. All such reductions with respect to the Mortgage Loans in the Related Group will be allocated among the related Certificates in proportion to the amounts of Accrued Certificate Interest payable on such Certificates on such Distribution Date absent such reductions.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Adjustment Date: With respect to each Group II Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Advance: With respect to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: With respect to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Subsequent Recoveries, REO Proceeds, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04,
4.07 or 4.08 and Mortgage  Loan  substitutions  made pursuant to Section 2.03 or
2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, REO Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: With respect to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal or appraisals (or field review) made at the time of the origination of the related Mortgage Loan, and (b) the sales price of the Mortgaged Property at such time of origination, or (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of California, the State of Texas, the State of Minnesota or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Capitalization Reimbursement Amount: With respect to any Distribution Date, the amount of unreimbursed Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month and reimbursed to the Master Servicer or Subservicer pursuant to
Section 3.10(a)(vii) on or prior to such Distribution Date.

        Cash Liquidation: With respect to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ3 " and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

        Certificate Account Deposit Date: With respect to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to any Class A Certificate (other than the Class A-IO Certificates) or Class M Certificate, on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus

        (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Sections 4.02(c) and 4.02(d) and (y) the aggregate of all reductions in Certificate Principal Balance of such Certificates deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05.

        With  respect  to  each  Class  SB  I   Certificate,   on  any  date  of
determination, an amount equal to the Percentage Interest evidenced by such Certificate multiplied by an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group I Loans over (B) the then aggregate Certificate Principal Balance of the Class A-I Certificates then outstanding, which represents the sum of (i) the Initial Principal Balance of the REMIC IV Regular Interest SB-I-PO, as reduced by Realized Losses allocated thereto and payments deemed made thereon, and (ii) accrued and unpaid interest on the REMIC IV Regular Interest SB-I-IO, as reduced by Realized Losses allocated thereto.

        With  respect  to  each  Class  SB  II  Certificate,   on  any  date  of
determination, an amount equal to the Percentage Interest evidenced by such Certificate multiplied by an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group II Loans over (B) the then aggregate Certificate Principal Balance of the Class A-II Certificates then outstanding, which represents the sum of (i) the Initial Principal Balance of the REMIC IV Regular Interest SB-II-PO, as reduced by Realized Losses allocated thereto and payments deemed made thereon, and (ii) accrued and unpaid interest on the REMIC IV Regular Interest SB-II-IO, as reduced by Realized Losses allocated thereto. The Class R Certificates and the Class A-IO Certificates will not have a Certificate Principal Balance.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates: Collectively, the Class A-I Certificates and Class A-II Certificates.

        Class A-I-1 Certificate: Any one of the Class A-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M-I, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class A-I-1 Margin: With respect to any Distribution Date, 0.18% per annum.

        Class A-I-2 Certificate: Any one of the Class A-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the the Class M-I, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class A-I-3 Certificate: Any one of the Class A-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the the Class M-I, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class A-I-4 Certificate: Any one of the Class A-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the the Class M-I, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class A-I-5 Certificate: Any one of the Class A-I-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the the Class M-I, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class A-I-6 Certificate: Any one of the Class A-I-6 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the the Class M-I, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class A-I-6 Lockout Distribution Amount: For any Distribution Date, the product of (i) the Class A-I-6 Lockout Percentage for such Distribution Date and
(ii) the Class A-I-6 Pro Rata Distribution Amount for such Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution
Date or the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date.

        Class  A-I-6  Lockout  Percentage:   For  each  Distribution  Date,  the
applicable percentage set forth below:


            DISTRIBUTION DATES                                LOCKOUT PERCENTAGE



            DISTRIBUTION DATES
            October 2004 through and including September 2007           0%
            October 2007 through and including September 2009           45%
            October 2009 through and including September 2010           80%
            October 2010 through and including September 2011          100%
            October 2011 and thereafter                                300%

        Class A-I-6 Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.

        Class A-I Certificates: Collectively, the Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, Class A-I-6 Certificates and Class A-IO Certificates.

        Class A-IO Certificate: Any one of the Class A-IO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M-I Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class A-I Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that
Distribution  Date,  the  Group  I  Principal   Distribution   Amount  for  that
Distribution Date or (b) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

(i) the Group I Principal Distribution Amount for that Distribution Date; and

(ii) the excess, if any, of (A) the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and
(2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Group I Overcollateralization Floor.

        Class A-II-1 Certificate: Any one of the Class A-II-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M-II Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group II Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class  A-II-1  Margin:   Initially,   0.170%  per  annum,   and  on  any
Distribution Date on or after the second Distribution Date after the first possible Group II Optional Termination Date, 0.340% per annum.

        Class A-II-2 Certificate: Any one of the Class A-II-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M-II Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group II Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class  A-II-2  Margin:   Initially,   0.300%  per  annum,   and  on  any
Distribution Date on or after the second Distribution Date after the first possible Group II Optional Termination Date, 0.600% per annum.

        Class A-II-3 Certificate: Any one of the Class A-II-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M-II Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group II Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class  A-II-3  Margin:   Initially,   0.530%  per  annum,   and  on  any
Distribution Date on or after the second Distribution Date after the first possible Group II Optional Termination Date, 1.060% per annum.

        Class A-II Certificates: Collectively, the Class A-II-1 Certificates, Class A-II-2 Certificates and Class A-II-3 Certificates.

        Class A-II Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (b) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

(i) the Group II Principal Distribution Amount for that Distribution Date; and

(ii) the excess, if any, of (A) the aggregate Certificate Principal Balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and
(2) the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, over the Group II Overcollateralization Floor.

        Class M Certificates: Collectively, the Class M-I Certificates and Class M-II Certificates.

        Class M-I-1 Certificate: Any one of the Class M-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class M-I-2 Certificates, Class M-I-3 Certificates, Class M-I-4 Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class M-I-1 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or (b) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

(i) the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and

(ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount for that Distribution
Date) and (2) the Certificate Principal Balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Group I Overcollateralization Floor.

        Class M-I-2 Certificate: Any one of the Class M-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class M-I-3 Certificates, Class M-I-4 Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class M-I-2 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount or (b) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

(i) the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and

(ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount for that Distribution
Date) and (2) the Certificate Principal Balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Group I Overcollateralization Floor.

        Class M-I-3 Certificate: Any one of the Class M-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class M-I-4 Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class M-I-3 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount and the Class M-I-2 Principal Distribution Amount or (b) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

(i) the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount and the Class M-I-2 Principal Distribution Amount; and

(ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates, Class M-I-1 Certificates and Class M-I-2 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount and the Class M-I-2 Principal Distribution Amount for that Distribution Date) and
(2) the Certificate Principal Balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Group I Overcollateralization Floor.

        Class M-I-4 Certificate: Any one of the Class M-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class M-I-4 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount and the Class M-I-3 Principal Distribution Amount or (b) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

(i) the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount and the Class M-I-3 Principal Distribution Amount ; and (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates and the Class M-I-3 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount and the Class M-I-3 Principal Distribution Amount for that Distribution Date) and
(2) the Certificate Principal Balance of the Class M-I-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Group I Overcollateralization Floor.

        Class M-I Certificates: Collectively, the Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-I-3 Certificates and Class M-I-4 Certificates.

        Class M-II-1 Certificate: Any one of the Class M-II-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-II-2 Certificates, Class M-II-3 Certificates, Class M-II-4 Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class  M-II-1  Margin:   Initially,   0.620%  per  annum,   and  on  any
Distribution Date on or after the second Distribution Date after the first possible Group II Optional Termination Date, 0.930% per annum.

        Class M-II-1 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount or (b) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

(iii) the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and

(iv) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-II Certificates (after taking into account the payment of the Class A-II Principal Distribution Amount for that Distribution
Date) and (2) the Certificate Principal Balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, over the Group II Overcollateralization Floor.

        Class M-II-2 Certificate: Any one of the Class M-II-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-II-3 Certificates, Class M-II-4 Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions .

        Class  M-II-2  Margin:   Initially,   1.100%  per  annum,   and  on  any
Distribution Date on or after the second Distribution Date after the first possible Group II Optional Termination Date, 1.650% per annum.

        Class M-II-2 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or (b) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

(v) the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and

(vi) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the payment of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount for that Distribution
Date) and (2) the Certificate Principal Balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, over the Group II Overcollateralization Floor.

        Class M-II-3 Certificate: Any one of the Class M-II-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-II-4 Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class  M-II-3  Margin:   Initially,   1.750%  per  annum,   and  on  any
Distribution Date on or after the second Distribution Date after the first possible Group II Optional Termination Date, 2.625% per annum.

        Class M-II-3 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, the Class M-II-1 Principal Distribution Amount and the Class M-II-2 Principal Distribution Amount or (b) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

(vii) the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, the Class M-II-1 Principal Distribution Amount and the Class M-II-2 Principal Distribution Amount; and

(viii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-II Certificates, Class M-II-1 Certificates and Class M-II-2 Certificates (after taking into account the payment of the Class A-II Principal Distribution Amount, the Class M-II-1 Principal Distribution Amount and the Class M-II-2 Principal Distribution Amount for that Distribution
Date) and (2) the Certificate Principal Balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, over the Group II Overcollateralization Floor.

        Class M-II-4 Certificate: Any one of the Class M-II-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC V for purposes of the REMIC Provisions.

        Class  M-II-4  Margin:   Initially,   1.850%  per  annum,   and  on  any
Distribution Date on or after the second Distribution Date after the first possible Group II Optional Termination Date, 2.775% per annum.

        Class M-II-4 Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, the Class M-II-1 Principal Distribution Amount, the Class M-II-2 Principal Distribution Amount and the Class M-II-3 Principal Distribution Amount or (b) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

(ix) the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, the Class M-II-1 Principal Distribution Amount, the Class M-II-2 Principal Distribution Amount and the Class M-II-3 Principal Distribution Amount ; and

(x) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-II Certificates, Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates (after taking into account the payment of the Class A-II Principal Distribution Amount, the Class M-II-1 Principal Distribution Amount, the Class M-II-2 Principal Distribution Amount and the Class M-II-3 Principal Distribution Amount for that Distribution
Date) and (2) the Certificate Principal Balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, over the Group II Overcollateralization Floor.

        Class M-II Certificates:  Collectively,  the Class M-II-1  Certificates,
Class  M-II-2   Certificates,   Class  M-II-3   Certificates  and  Class  M-II-4
Certificates.

        Class R Certificate: Any one of the Class R-I, Class R-II, Class R-III, Class R-IV or Class R-V Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Class R-IV Certificate: Any one of the Class R-IV Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

        Class R-V Certificate: Any one of the Class R-V Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC V for purposes of the REMIC Provisions.

        Class SB Certificate: Collectively, the Class SB-I Certificates and Class SB-II Certificates.

        Class SB-I Certificate: Any one of the Class SB-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest comprised of "regular interests" in REMIC V for purposes of the REMIC Provisions.

        Class SB-II Certificate: Any one of the Class SB-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest comprised of "regular interests" in REMIC V for purposes of the REMIC Provisions.

        Closing Date: September 29, 2004.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, RAMPI, Series 2004-RZ3.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: September 1, 2004.

        Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully-registered Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on May 1 that remained unpaid as of the close of business on June 30 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor: As defined in the preamble hereto.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Derivative Contract: Any ISDA Master Agreement, together with the related Schedule and Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.09.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, including, if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and
(iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of

Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        DTC Letter: The Letter of Representations, dated September 29, 2004, among the Trustee on behalf of the Trust Fund, JPMorgan Chase Bank, in its individual capacity as agent thereunder and the Depository.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or
(iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of JPMorgan Chase Bank, or (v) an account or accounts of a depository institution acceptable each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Eligible Master Servicing Compensation: With respect to any Distribution Date and each Loan Group, the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the related Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date, in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Cash Flow: Any Group I Excess Cash Flow or Group II Excess Cash Flow, as applicable.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Exchange Date:  As defined in Section 5.02(e)(iii).

        Expense Fee Rate: With respect to any Mortgage Loan as of any date of determination, the sum of the applicable Servicing Fee Rate and the per annum rate at which the applicable Subservicing Fee accrues.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: Solely for purposes of the face of the Certificates, as follows: with respect to the Class A-I-1 Certificates, the Distribution Date occurring in April 2024; with respect to the Class A-I-2 Certificates, the Distribution Date occurring in October 2027; with respect to the Class A-I-3 Certificates, the Distribution Date occurring in January 2031; with respect to the Class A-I-4 Certificates, the Distribution Date occurring in May 2033; with respect to the Class A-I-5 Certificates, the Distribution Date occurring in July 2034; with respect to the Class A-I-6 Certificates, the Distribution Date occurring in May 2034; with respect to the Class A-IO Certificates, the Distribution Date occurring in September 2006; with respect to the Class A-II-1 Certificates, the Distribution Date occurring in June 2024; with respect to the Class A-II-2 Certificates, the Distribution Date occurring in February 2032; with respect to the Class A-II-3 Certificates, the
Distribution Date occurring in July 2034; and with respect to the Class M Certificates, the Distribution Date occurring in September 2034. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A Certificates or Class M Certificates on or before its Final Scheduled Distribution Date.

        Foreclosure Profits: With respect to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Formula Rate: With respect to the Class A-I Certificates and Class M-I Certificates, a per annum rate equal to:

        (i) with respect to the Class A-I-1 Certificates, LIBOR plus 0.180%;

        (ii) with respect to the Class A-I-2 Certificates, 3.420%;

        (iii) with respect to the Class A-I-3 Certificates, 3.860%;

        (iv) with respect to the Class A-I-4 Certificates, 4.572%;

        (v) with respect to the Class A-I-5 Certificates and any Distribution Date occurring prior to the second Distribution Date following the first possible Group I Optional Termination Date, 5.328%, and with respect to any Distribution Date occurring on or after the second Distribution Date following the first possible Group I Optional Termination Date, 5.828%; and

        (vi) with respect to the Class A-I-6 Certificates, 4.630%.

        (vi) with respect to the Class A-IO Certificates, 3.500%;

        (vii) with respect to the Class M-I-1 Certificates, 5.042%;

        (viii) with respect to the Class M-I-2 Certificates, 5.437%;

        (ix) with respect to the Class M-I-3 Certificates, 5.685%; and

        (vii) with respect to the Class M-I-4 Certificates, 5.750%.

        Freddie Mac: Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Group I Available Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group I Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group I Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group I Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Group I Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group I Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07, 4.08 or 9.01 in respect of the Group I Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (i) any payments or collections consisting of prepayment charges on the Group I Loans that were received during the related Prepayment Period, (ii) the Amount Held for Future Distribution with respect to the Group I Loans, and (iii) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group I Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Group I Certificates: The Class A-I Certificates, Class M-I Certificates and Class SB-I Certificates.

        Group I Cut-off Date Balance:  $170,001,073.

        Group I Excess Cash Flow:  With  respect to any  Distribution  Date,  an amount equal to the sum of (A) the excess of (i) the Group I Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Group I Interest Distribution Amount for that Distribution Date and (b) the lesser of (1) the aggregate Certificate Principal Balance of Class A-I Certificates and Class M-I Certificates immediately prior to such Distribution Date and (2) the Group I Principal Remittance Amount for that Distribution Date to the extent not applied to pay interest on the Class A-I Certificates and Class M-I Certificates on such Distribution Date and (B) the Group I Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Group I Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group I Overcollateralization Amount on such Distribution Date over (b) the Group I Required Overcollateralization Amount for such Distribution Date.

        Group I Interest Distribution Amount: For any Distribution Date, the amounts payable pursuant to Section 4.02(c)(i).

        Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

        Group I Net WAC Cap Rate: With respect to any Distribution Date, (1) a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date (and in the case of the Class A-I-1 Certificates, multiplied by a fraction, the numerator of which is equal to 30 and the denominator of which is equal to the actual number of days in the related Interest Accrual Period), minus (2) a per annum rate equal to the Pass-Through Rate for the Class A-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (x) the Notional Amount of the Class A-IO Certificates immediately prior to such Distribution Date, and the denominator of which is (y) the aggregate Stated Principal Balance of the Group

I Loans as of the beginning of the related Due Period. The foregoing rate is equal to the weighted average of the Uncertificated REMIC III Pass-Through Rates with respect to the REMIC III Regular Interests, such Uncertificated REMIC III Pass-Through Rates being first reduced in the case of the REMIC III Regular Interests LTB by the rate for such Distribution Date for the related REMIC IV Regular Interest LTA-IO, weighted in each case by their respective Uncertificated Principal Balances.

        Group I Net WAC Cap Shortfall: With respect to each Class of the Class A-I Certificates (other than the Class A-IO Certificates)and Class M-I
Certificates and each Distribution Date, the sum of (a) with respect to any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the Pass-Through Rate of such Class, an amount equal the excess of (i) Accrued Certificate Interest for such Class calculated at the related Formula Rate, over
(ii) Accrued Certificate Interest for such Class calculated using the Group I Net WAC Cap Rate, (b) any shortfalls for such Certificates calculated pursuant to clause (a) above remaining unpaid from prior Distribution Dates, and (c) one month's interest on the amount in clause (b) above (based on the number of days in the preceding Interest Accrual Period) at a per annum rate equal to the related Pass Through Rate.

        Group I Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (after giving effect to distributions to be made on such Distribution Date) of the Group I Loans is less than 10.00% of the Group I Cut-off Date Balance.

        Group I Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Group I Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to such date.

        Group I Overcollateralization Floor: With respect to the Group I Loans, an amount equal to the product of (a) 0.50% and (b) the Group I Cut-off Date Balance.

        Group I Overcollateralization Increase Amount: With respect to any Distribution Date, the excess of (1) the Group I Required Overcollateralization Amount for such Distribution Date over (2) the Group I Overcollateralization Amount for such Distribution Date.

        Group I Overcollateralization Reduction Amount: With respect to any Distribution Date, to the extent the Group I Excess Overcollateralization Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group I Overcollateralization Reduction Amount shall be equal to the lesser of (i) the Group I Excess Overcollateralization Amount for that Distribution Date and (ii) the Group I Principal Remittance Amount for such Distribution Date.

        Group I Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the sum of (i) the excess of (x) the Group I Available Distribution Amount over (y) the Group I Interest Distribution Amount, and (ii) any Group II Excess Cash Flow used to pay principal on the Class A-I Certificates or Class M-I Certificates pursuant to Section 4.02(d), and (b) the sum of:

        (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group I Loan;

        (ii) the Stated Principal Balance of any Group I Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or
4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group I Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

        (iii) the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Group I Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Group I Loans pursuant to Section 3.14;

        (iv) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Group I Loans in the calendar month preceding such Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date; and

        (v)  the  Group  I   Overcollateralization   Increase  Amount  for  such
Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date after the allocation of Excess Cash Flow pursuant to clause
(iv) above;

        minus

        (vi) (A) the amount of any Group I Overcollateralization Reduction Amount for such Distribution Date and (B) the amount of any Capitalization Reimbursement Amount relating to the Group I Loans for such Distribution Date.

        Group I Principal Remittance Amount: With respect to any Distribution Date, all amounts described in clauses (b)(i) through (iii) of the definition of Group I Principal Distribution Amount for that Distribution Date.

        Group I Required Overcollateralization Amount: With respect to any Distribution Date, (a) prior to the Distribution Date in April 2005, $0, (b) on or after the Distribution Date in April 2005, but prior to the Group I Stepdown Date, an amount equal to 1.50% of the aggregate Stated Principal Balance of the Group I Loans as of the Cut-off Date, (c) on or after the Group I Stepdown Date provided a Group I Trigger Event is not in effect, the greater of (i) an amount equal to 3.00% of the aggregate outstanding Stated Principal Balance of the Group I Loans after giving effect to distributions made on that Distribution Date and (ii) the Group I Overcollateralization Floor and (d) on or after the Group I Stepdown Date if a Group I Trigger Event is in effect, an amount equal to the Group I Required Overcollateralization Amount from the immediately preceding Distribution Date. The Group I Required Overcollateralization Amount may be reduced so long as written confirmation is obtained from each Rating Agency that such reduction shall not reduce the ratings assigned to the Class A-I Certificates and Class M-I Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Group I Senior Enhancement Percentage: For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the aggregate Certificate Principal Balance of the Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates and (ii) the Group I

Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, and the denominator of which is the Group I Stated Principal Balance after giving effect to distributions to be made on that Distribution Date.

        Group I Stepdown Date: That Distribution Date which is earliest to occur of (a) the Distribution Date immediately succeeding the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date in October 2007 and (ii) the first Distribution Date on which the Group I Senior Enhancement Percentage is equal to or greater than 21.50%.

        Group I Trigger Event: A Group I Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if either (a) the Sixty-Plus Delinquency Percentage for the Group I Loans and that Distribution Date, equals or exceeds 10.75% or (b) on or after the Distribution Date in October 2007, the aggregate amount of Realized Losses on the Group I Loans as a percentage of the Group I Cut-off Date Balance exceeds the following amounts:

       (i) from October 2007 to and including September 2008: 1.50% with respect to October 2007, plus an additional 1/12th of 1.00% for each month thereafter;

       (ii)from October 2008 to and including September 2009: 2.50% with respect to October 2008, plus an additional 1/12th of 0.75% for each month thereafter;

       (iii) from October 2009 to and including September 2010: 3.25% with respect to October 2009, plus an additional 1/12th of 0.75% for each month thereafter; and

        (iv) October 2010 and thereafter: 4.00%.

        Group II Available Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group II Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group II Loans,
(ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group II Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Group II Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group II Loans and (v) any amount deposited in the Certificate Account pursuant to
Section 4.07, 4.08 or 9.01 in respect of the Group II Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (i) any payments or collections consisting of prepayment charges on the Group II Loans that were received during the related Prepayment Period, (ii) the Amount Held for Future Distribution with respect to the Group II Loans, and
(iii) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group II Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Group II Basis Risk Shortfall: With respect to each Class of Class A-II Certificates and Class M-II Certificates and any Distribution Date, the sum of
(a) with respect to any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the Pass-Through Rate of such Class, an amount equal to the sum of the excess of (x) Accrued Certificate Interest for such Class calculated at a per annum rate equal to LIBOR plus the related Margin for such Distribution Date; provided that this rate is no greater than the Group II Weighted Average Maximum Net Mortgage Rate, over (y) Accrued Certificate Interest for such Class calculated using the Group II Net WAC Cap Rate, (b) any shortfalls for such Class calculated pursuant to clause (a) above remaining unpaid from prior Distribution Dates, and (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period) at a per annum rate equal to the lesser of (i) LIBOR plus the related Margin for such Distribution Date and (ii) the Group II Weighted Average Maximum Net Mortgage Rate.

        Group  II  Certificates:   The  Class  A-II  Certificates,   Class  M-II
Certificates and Class SB-II Certificates.

        Group II Cut-off Date Balance:  $190,016,847.

        Group II Excess Cash Flow: With respect to any Distribution Date, an amount equal to the sum of (A) the excess of (i) the Group II Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Group II Interest Distribution Amount for that Distribution Date and (b) the lesser of (1) the aggregate Certificate Principal Balance of Class A-II Certificates and Class M-II Certificates immediately prior to such Distribution Date and (2) the Group II Principal Remittance Amount for that Distribution Date to the extent not applied to pay interest on the Class A-II Certificates and Class M-II Certificates on such Distribution Date and (B) the Group II Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Group II Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group II Overcollateralization Amount on such Distribution Date over (b) the Group II Required Overcollateralization Amount for such Distribution Date.

        Group II Interest Distribution Amount: For any Distribution Date, the amounts payable pursuant to Section 4.02(d)(i).

        Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

        Group II Net WAC Cap Rate: With respect to any Distribution Date, the product of (i) a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group II Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period, provided, however, that the Group II Net WAC Cap Rate shall never be greater than the Group II Weighted Average Maximum Net Mortgage Rate for the related Distribution Date.

        Group II Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (after giving effect to distributions to be made on such Distribution Date) of the Group II Loans is less than 10.00% of the Group II Cut-off Date Balance.

        Group II Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Group II Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-II Certificates and Class M-II Certificates immediately prior to such date.

        Group II Overcollateralization Floor: With respect to the Group II Loans, an amount equal to the product of (a) 0.50% and (b) the Group II Cut-off Date Balance.

        Group II Overcollateralization Increase Amount:: With respect to any Distribution Date, the excess of (1) the Group II Required Overcollateralization Amount for such Distribution Date over (2) the Group II Overcollateralization Amount for such Distribution Date.

        Group II Overcollateralization Reduction Amount: With respect to any Distribution Date, to the extent the Group II Excess Overcollateralization Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group II Overcollateralization Reduction Amount shall be equal to the lesser of (i) the Group II Excess Overcollateralization Amount for that Distribution Date and (ii) the Group II Principal Remittance Amount for such Distribution Date.

        Group II Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the sum of (i) the excess of (x) the Group II Available Distribution Amount over (y) the Group II Interest Distribution Amount, and (ii) any Group I Excess Cash Flow used to pay principal on the Class A-II Certificates or Class M-II Certificates pursuant to Section 4.02(c), and (b) the sum of:

        (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group II Loan;

        (ii) the Stated Principal Balance of any Group II Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or
4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group II Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

        (iii) the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Group II Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Group II Loans pursuant to Section 3.14;

        (iv) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Group II Loans in the calendar month preceding such Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date; and

        (v)  the  Group  II  Overcollateralization   Increase  Amount  for  such
Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date after the allocation of Excess Cash Flow pursuant to clause
(iv) above;

        minus

        (vi) (A) the amount of any Group II Overcollateralization Reduction Amount for such Distribution Date and (B) the amount of any Capitalization Reimbursement Amount relating to the Group II Loans for such Distribution Date.

        Group II Principal Remittance Amount: With respect to any Distribution Date, all amounts described in clauses (b)(i) through (iii) of the definition of Group II Principal Distribution Amount for that Distribution Date.

        Group II Required Overcollateralization Amount: With respect to any Distribution Date, (a) prior to the Distribution Date in April 2005, $0, (b) on or after the Distribution Date in April 2005, but prior to the Group I Stepdown Date, an amount equal to 1.80% of the aggregate Stated Principal Balance of the Group II Loans as of the Cut-off Date, (c) on or after the Group II Stepdown Date; provided a Group II Trigger Event is not in effect, the greater of (i) an amount equal to 3.60% of the aggregate outstanding Stated Principal Balance of the Group II Loans after giving effect to distributions made on that Distribution Date and (ii) the Group II Overcollateralization Floor and (d) on or after the Group II Stepdown Date if a Group II Trigger Event is in effect, an amount equal to the Group II Required Overcollateralization Amount from the immediately preceding Distribution Date. The Group II Required Overcollateralization Amount may be reduced so long as written confirmation is obtained from each Rating Agency that such reduction shall not reduce the ratings assigned to the Class A-II Certificates and Class M-II Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Group II Senior Enhancement Percentage: For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the aggregate Certificate Principal Balance of the Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates and (ii) the Group II
Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date and the denominator of which is the Group II Stated Principal Balance after giving effect to distributions to be made on that Distribution Date.

        Group II Stepdown Date: That Distribution Date which is the earliest to occur (a) the Distribution Date immediately succeeding the Distribution Date on which the aggregate Certificate Principal balance of the Class A-II Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date in October 2007 and (ii) the first Distribution Date on which the Group II Senior Enhancement Percentage is equal to or greater than 27.60%.

     Group II Trigger Event: : A Group II Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if either (a) the Sixty-Plus Delinquency Percentage for the Group II Loans that Distribution Date, equals or exceeds the 11% or (b) on or after the Distribution Date in October 2007, the aggregate amount of Realized Losses on the Group II Loans as a percentage of the Group II Cut-off Date Balance exceeds the following amounts:

       (i) from October 2007 to and including September 2008: 2.25% with respect to October 2007, plus an additional 1/12th of 1.00% for each month thereafter;

       (ii)from October 2008 to and including September2009: 3.25% with respect to October 2008, plus an additional 1/12th of 1.00% for each month thereafter;

       (iii) from October 2009 to and including September 2010: 4.25% with respect to October 2009, plus an additional 1/12th of 0.25% for each month thereafter; and

        (iv) Octobert 2010 and thereafter: 4.50%.

        Group II Weighted Average Maximum Net Mortgage Rate: The product of (a) the weighted average of the Maximum Net Mortgage Rates on the Group II Loans, weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period.

        HUD:  The United States Department of Housing and Urban Development.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index: With respect to each Group II Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class A-IO Certificates and Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest Accrual Period: With respect to the Class A-I Certificates (other than the Class A-I-1 Certificates) and the Class M-I Certificates and any Distribution Date, the prior calendar month. With respect to the Class A-I-1 Certificates, Class A-II Certificates, the Class M-II Certificates and Class SB Certificates (i) with respect to the Distribution Date in October 2004, the period commencing the Closing Date and ending on the day preceding the Distribution Date in October 2004, and (ii) with respect to any Distribution Date after the Distribution Date in October 2004, the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.

        Interim Certification: As defined in Section 2.02.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR   Certificates:   The  Class   A-I-1   Certificates,   Class  A-II
Certificates and Class M-II Certificates.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its successor.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan Group:  Loan Group I or Loan Group II, as applicable.

        Loan Group I: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

        Loan Group II: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Margin: The Class A-II-1 Margin, Class A-II-2 Margin, Class A-II-3 Margin, Class M-II-1 Margin, Class M-II-2 Margin, Class M-II-3 Margin or Class M-II-4 Margin, as applicable.

        Marker Rate: With respect to the Class SB-I Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC IV Pass-Through Rates for REMIC IV Regular Interest LT2 and REMIC IV Regular Interest LT3. With respect to the Class SB-II Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC IV Pass-Through Rates for REMIC IV Regular Interest LT6 and REMIC IV Regular Interest LT7.

        Master Servicer: As defined in the preamble hereto.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by any REMIC hereunder, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest (other than the Class A-IO Certificates), October 25, 2034, which is the Distribution Date occurring in the month following the last scheduled monthly payment of the Group I Loans and the Group II Loans, and for the Class A-IO Certificates is September 25, 2006, which is the 24th Distribution Date.

        Maximum Mortgage Rate: As to any Group II Loan, the per annum rate indicated in Exhibit F-1 or Exhibit F-2, as applicable, hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such Group II Loan at any time during the life of such Group II Loan.

        Maximum Net Mortgage Rate: As to any Group II Loan and any date of determination, the Maximum Mortgage Rate minus the sum of the per annum rate at which the Subservicing Fee accrues and the Servicing Fee Rate.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        Minimum Mortgage Rate: As to any Group II Loan, a per annum rate equal to the greater of (i) the Note Margin and (ii) the rate indicated in Exhibit F-1 or Exhibit F-2, as applicable, hereto as the "NOTE FLOOR," which rate may be applicable to such Mortgage Loan at any time during the life of such Group II Loan.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: With respect to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1 and Exhibit F-2 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i) the Mortgage Loan identifying number ("RFC LOAN #");

               (ii) the state, city and zip code of the Mortgaged Property;

               (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

               (iv) (for the Group II Loans, the Mortgage Rate as of origination ("ORIG RATE");

               (v) the Mortgage Rate as of the Cut-off Date ("CURR RATE")

               (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I");

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix) the Loan-to-Value Ratio at origination ("LTV");

               (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

               (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

               (xii) for the Group II Loans, the Maximum Mortgage Rate ("NOTE CEILING");

               (xiii) for the Group II Loans, the maximum Net Mortgage Rate ("NET CEILING");

               (xiv) for the Group II Loans, the Note Margin ("NOTE MARGIN");

               (xv) for the Group II Loans, the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT");

               (xvi) for the Group II Loans, the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans : Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedules attached hereto as Exhibit F-1 and Exhibit F-2, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: With respect to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the Group II Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on the Mortgage Loan Schedule, except in the case of the Group II Loans indicated by an "X" on the Mortgage Loan Schedule under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage
Loan.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Depositor, the Trustee and the Master Servicer. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Note Margin: With respect to each Group II Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Group II Loan until the next Adjustment Date.

        Notional Amount: With respect to the Class A-IO Certificates immediately prior to any Distribution Date, the lesser of (i) the amount specified below for the applicable Distribution Date, and (ii) the aggregate Stated Principal Balance of the Group I Loans which shall be equal to the aggregate Uncertificated Notional Amount of REMIC IV Regular Interests LTA-IO. With respect to the REMIC V Regular Interest SB-I-IO immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC IV Regular Interests LT1, LT2, LT3 and LT4, with respect to the REMIC V Regular Interest SB-II-IO immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC IV Regular Interests LT5, LT6, LT7 and LT8.

DISTRIBUTION DATE   SCHEDULED AMOUNT    DISTRIBUTION DATE   SCHEDULED AMOUNT
October 2004             $82,970,000    January 2006               $35,710,000
November 2004            $78,840,000    February 2006              $33,570,000
December 2004            $72,190,000    March 2006                 $30,920,000
January 2005             $71,530,000    April 2006                 $30,040,000
February 2005            $67,790,000    May 2006                   $27,750,000
March 2005               $62,580,000    June 2006                  $25,460,000
April 2005               $58,320,000    July 2006                  $24,330,000
May 2005                 $57,250,000    August 2006                $22,520,000
June 2005                $52,570,000    September 2006             $21,350,000
July 2005                               October 2006 and
                         $48,840,000    thereafter                     $     0
October 2005             $41,240,000
November 2005            $38,200,000
December 2005            $34,930,000


        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        One-Month LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month United States dollar deposits, determined on the preceding LIBOR Rate Adjustment Date as set forth in Section 1.02 hereof.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer and which counsel may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC hereunder as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: With respect to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Ownership Interest: With respect to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I Certificates (other than the Class A-IO Certificates) and the Class M-I Certificates, the lesser of
(i) the related Formula Rate and (ii) the Group I Net WAC Cap Rate.

        With respect to the Class A-IO Certificates (i) in the case of any Distribution Date up to and including the September 2006 Distribution Date, the related Formula Rate, and (ii) in the case of any Distribution Date on or after the October 2006 Distribution Date, 0% per annum, which, for each Interest Accrual Period, is equal to 100% of the interest on REMIC IV Regular Interests LTA-IO.

        With respect to the Class A-II Certificates and the Class M-II Certificates, the lesser of (i) a per annum rate equal to related Margin plus One-Month LIBOR and (ii) the Group II Net WAC Cap Rate;

               With respect to the Class SB-I Certificates and any Distribution Date or the REMIC V Regular Interest SB-I-IO, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iii) below, and the denominator of which is the aggregate principal balance of the REMIC I Regular Interests. For purposes of calculating the Pass-Through Rate for the Class SB-I Certificates, the numerator is equal to the sum of the following components:

               (i) the Uncertificated Pass-Through Rate for REMIC IV Regular Interest LT1 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC IV Regular Interest LT1;

               (ii) the Uncertificated Pass-Through Rate for REMIC IV Regular Interest LT2 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC IV Regular Interest LT2; and

               (iii) the Uncertificated Pass-Through Rate for REMIC IV Regular Interest LT4 minus twice the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC IV Regular Interest LT4.

               With respect to the Class SB-II Certificates and any Distribution Date or the REMIC IV Regular Interest SB-II-IO, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iii) below, and the denominator of which is the aggregate principal balance of the REMIC II Regular Interests. For purposes of calculating the Pass-Through Rate for the Class SB-II Certificates, the numerator is equal to the sum of the following components:

               (i) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT5 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC IV Regular Interest LT5;

               (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT6 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC IV Regular Interest LT6; and

               (iii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT8 minus twice the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC IV Regular Interest LT8.

        Paying Agent: JPMorgan Chase Bank or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A Certificate or Class M Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance or the initial Notional Amount thereof, as applicable, divided by the aggregate Initial Certificate Principal Balance or initial Notional Amount, as applicable, of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each Group II Loan, the periodic rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments: One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-I-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch Ratings and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-I-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch Ratings.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Prepayment Assumption: With respect to the Group I Loans, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes for the Group I Loans a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Mortgage Loans in the first month of the life of the Group I Loans, and an additional approximate

1.9091% per annum in each month thereafter until the twelfth month, and then beginning in the twelfth month and in each month thereafter during the life of the Group I Loans, a constant prepayment rate of 25.0% per annum each month. With respect to the Group II Loans, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Group II Loans in the first month of the life of the Group II Loans, and an additional approximate 2.3636% per annum in each month thereafter until the twelfth month, and then beginning in the twelfth month and in each month thereafter during the life of the Group II Loans, a constant prepayment rate of 25.0% per annum each month.

        Prepayment Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month of distribution.

        Primary Insurance Policy: With respect to any Mortgage Loan, each primary policy of mortgage guaranty insurance or replacement policy therefor. Each Mortgage Loan with a Primary Insurance Policy is identified on Exhibit F-1 or Exhibit F-2 with the exception of either code "23" or "96" under the column "MI CO CODE."

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or REO Property) is being purchased pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances or (b) if such Mortgage Loan (or REO Property) is being purchased pursuant to Section 4.08 of this Agreement, the greater of (1) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances of such Mortgage Loan (or REO Property) and (2) the fair market value thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding, in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv)   have a Note  Margin  not less than that of the  Deleted  Mortgage
               Loan;

        (v) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan;

        (vi) have a next Adjustment Date no later than that of the Deleted Mortgage Loan;

        (vii) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and

        (viii) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

        Rating Agency: Standard & Poor's and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

        Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Realized Losses allocated to the Class SB Certificates shall be allocated first to the REMIC V Regular Interest SB-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC V Regular Interest SB-PO in reduction of the Principal Balance thereof.

        To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to any Certificates, other than the Class A-I-1, Class A-II and Class M-II Certificates, and each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs or, with respect to the first Distribution Date, the Closing Date. With respect to the Class A-I-1, Class A-II and Class M-II Certificates and each Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular Certificates: The Class A Certificates, Class M Certificates and Class SB Certificates.

        Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

        Related Group: With respect to the Group I Certificates, the Group I Loans. With respect to the Group II Certificates, the Group II Loans.

        Relief Act: The Servicemembers Civil Relief Act, as amended, formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940.

        Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I, REMIC II, REMIC III, REMIC IV or REMIC V.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as successor Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of:
(i) the Group I Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Group I Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account related to the Group I Loans and identified as belonging to the Trust Fund; (iii) property which secured a Group I Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group I Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC I Realized Losses: For any Distribution Date, Realized Losses on the Group I Loans for the related Due Period shall be allocated to the REMIC I Regular Interest in reduction of the principal balance thereof until such principal balance has been reduced to zero.

        REMIC I Regular Interest:  REMIC I Regular Interest I-LT.

        REMIC I Regular Interest I-LT: A regular interest in REMIC I that is held as an asset of REMIC I, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of:
(i) the Group II Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Group II Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account related to the Group II Loans and identified as belonging to the Trust Fund; (iii) property which secured a Group II Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group II Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC II Realized Losses: For any Distribution Date, Realized Losses on the Group II Loans for the related Due Period shall be allocated to the REMIC II Regular Interest in reduction of the principal balance thereof until such principal balance has been reduced to zero.

        REMIC II Regular Interest: REMIC II Regular Interest II-LT.

        REMIC II Regular Interest II-LT: A regular interest in REMIC II that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interest I-LT.

        REMIC III Realized Losses: For any Distribution Date, Realized Losses on the Group I Loans for the related Due Period shall be allocated as follows: The interest Realized Losses, if any, shall be allocated pro rata to the REMIC III Regular Interests LTB to the extent, if any, that interest Realized Losses for such Distribution Date are allocated to the Class A-IO Certificates; all other interest Realized Losses shall be allocated to the REMIC III Regular Interest LTA to the extent of Accrued Certificate Interest thereon in reduction thereof. Any interest Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as Realized Losses not attributable to any specific Mortgage Loan and allocated pursuant to the succeeding sentences. Realized Losses shall be allocated to the REMIC III Regular Interest LTA in reduction of the principal balance thereof until such principal balance has been reduced to zero and thereafter shall be allocated to the REMIC III Regular Interests LTB sequentially, in their numerical order, in reduction of the principal balances thereof.

        REMIC III Regular Interests: REMIC III Regular Interest LTA and the REMIC III Regular Interests LTB.

        REMIC III Regular Interest LTA: A regular interest in REMIC III that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interests LTB: REMIC III Regular Interest LTB1, REMIC III Regular Interest LTB2, REMIC III Regular Interest LTB3, REMIC III Regular Interest LTB4, REMIC III Regular Interest LTB5, REMIC III Regular Interest LTB6, REMIC III Regular Interest LTB7, REMIC III Regular Interest LTB8, REMIC III Regular Interest LTB9, REMIC III Regular Interest LTB10, REMIC III Regular Interest LTB11, REMIC III Regular Interest LTB12, REMIC III Regular Interest LTB13, REMIC III Regular Interest LTB14, REMIC III Regular Interest LTB15, REMIC III Regular Interest LTB16, REMIC III Regular Interest LTB17, REMIC III Regular Interest LTB18, REMIC III Regular Interest LTB19, REMIC III Regular Interest LTB20, REMIC III Regular Interest LTB21, REMIC III Regular Interest LTB22, REMIC III Regular Interest LTB23, and REMIC III Regular Interest LTB24.

        REMIC III Regular Interest LTB1: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO1.

        REMIC III Regular Interest LTB2: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO2.

        REMIC III Regular Interest LTB3: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO3.

        REMIC III Regular Interest LTB4: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO4.

        REMIC III Regular Interest LTB5: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO5.

        REMIC III Regular Interest LTB6: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO6.

        REMIC III Regular Interest LTB7: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO7.

        REMIC III Regular Interest LTB8: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO8.

        REMIC III Regular Interest LTB9: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO9.

        REMIC III Regular Interest LTB10: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO10.

        REMIC III Regular Interest LTB11: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO11

        REMIC III Regular Interest LTB12: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO12.

        REMIC III Regular Interest LTB13: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO13.

        REMIC III Regular Interest LTB14: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO14.

        REMIC III Regular Interest LTB15-A: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest LTB15-B: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO15.

        REMIC III Regular Interest LTB16: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO16.

        REMIC III Regular Interest LTB17: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO17.

        REMIC III Regular Interest LTB18: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO18.

        REMIC III Regular Interest LTB19: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO19.

        REMIC III Regular Interest LTB20: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO20.

        REMIC III Regular Interest LTB21: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO21.

        REMIC III Regular Interest LTB22: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO22

        REMIC III Regular Interest LTB23: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO23.

        REMIC III Regular Interest LTB24: A regular interest in REMIC III that is held as an asset of REMIC IV, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC III Pass-Through Rate, and that has such other terms as are described herein. Such REMIC III Regular Interest shall be treated as related to REMIC IV Regular Interest LTA-IO24.

        REMIC IV: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interest II-LT and the REMIC III Regular Interests.

        REMIC IV Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the REMIC IV Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, and LT8, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 = the principal balance of the REMIC IV Regular Interest LT1 after distributions on the prior Distribution Date.

        Y2 = the principal balance of the REMIC IV Regular Interest LT2 after distributions on the prior Distribution Date.

        Y3 = the principal balance of the REMIC IV Regular Interest LT3 after distributions on the prior Distribution Date.

        Y4 = the principal balance of the REMIC IV Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

        Y5 = the principal balance of the REMIC IV Regular Interest LT5 after distributions on the prior Distribution Date.

        Y6 = the principal balance of the REMIC IV Regular Interest LT6 after distributions on the prior Distribution Date.

        Y7 = the principal balance of the REMIC IV Regular Interest LT7 after distributions on the prior Distribution Date.

        Y8 = the principal balance of the REMIC IV Regular Interest LT8 after distributions on the prior Distribution Date (note: Y7 = Y8).

        AY1 = the REMIC IV Regular Interest LT1 Principal Reduction Amount.

        AY2 = the REMIC IV Regular Interest LT2 Principal Reduction Amount.

        AY3 = the REMIC IV Regular Interest LT3 Principal Reduction Amount.

        AY4 = the REMIC IV Regular Interest LT4 Principal Reduction Amount.

        AY5 = the REMIC IV Regular Interest LT5 Principal Reduction Amount.

        AY6 = the REMIC IV Regular Interest LT6 Principal Reduction Amount.

        AY7 = the REMIC IV Regular Interest LT7 Principal Reduction Amount.

        AY8 = the REMIC IV Regular Interest LT8 Principal Reduction Amount.

        P0 = the aggregate principal balance of the REMIC IV Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        P1 = the aggregate principal balance of the REMIC IV Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        AP = P0 - P1 = the aggregate of the REMIC IV Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

              =the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group I Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB-I Certificates for prior Distribution Dates).

        R0 = the Group I Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        R1 = the Group I Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        a = (Y2 + Y3)/P0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

        a0 = the lesser of (A) the sum of (x) the sum for all Classes of Group I Certificates other than the Class SB-I Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group I Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (y) the aggregate Group I Net WAC Cap Shortfalls for such Distribution Date and (B) R0*P0.

        a1 = the lesser of (A) the sum of (x) the sum for all Classes of Group I Certificates other than the Class SB-I Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group I Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (y) the aggregate Group I Net WAC Cap Shortfalls for the next succeeding Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  (a/2){( a0R1 - a1R0)/R0R1};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

if both AY2 and AY3, as so determined, are non-negative numbers. Otherwise:

        (1) If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2) If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        Q0 = the aggregate principal balance of the REMIC IV Regular Interests LT5, LT6, LT7 and LT8 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        Q1 = the aggregate principal balance of the REMIC IV Regular Interests LT5, LT6, LT7 and LT8 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        AQ = Q0 - Q1 = the aggregate of the REMIC IV Regular Interests LT5, LT6, LT7 and LT8 Principal Reduction Amounts.

              =the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Class A-II Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB-II Certificates for prior Distribution Dates).

        S0 = the Group II Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        S1 = the Group II Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        a = (Y6 + Y7)/Q0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

        A0 = the lesser of (A) the sum of (x) the product for the Class A-II Certificates of (i) the monthly interest rate (as limited by the Group II Net WAC Cap Rate) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (y) the aggregate Class A-II Basis Risk Shortfalls for such Distribution Date, and (B) S0*Q0.

        A1 = the lesser of (A) the sum of (x) the product for the Class A-II Certificates of (i) the monthly interest rate (as limited by the Group II Net WAC Cap Rate) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (y) the aggregate Class A-II Basis Risk Shortfalls for the next succeeding Distribution Date, and (B) S1*Q1.

        Then, based on the foregoing definitions:

        AY5 =  AQ - AY6 - AY7 - AY8;

        AY6 =  (a/2){(A0S1 - A1S0)/S0S1};

        AY7 =  aAQ - AY6; and

        AY8 =  AY7.

if both AY6 and AY7, as so determined, are non-negative numbers. Otherwise:

        (1) If AY6, as so determined, is negative, then

        AY6 = 0;

        AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

        AY8 = AY7; and

        AY5 = AQ - AY6 - AY7 - AY8.

        (2) If AY7, as so determined, is negative, then

        AY7 = 0;

        AY6 = a{A1S0Q0 - A0S1Q1}/{2S1S0Q1 -  A1S0};

        AY8 = AY7; and

        AY5 = AQ - AY6 - AY7 - AY8.

        REMIC IV Realized Losses: For any Distribution Date, Realized Losses on the Mortgage Loans for the related Due Period shall be allocated, as follows:
The interest Realized Losses, if any, shall be allocated (x) pro rata to the REMIC IV Regular Interests LTA-IO to the extent, if any, that interest Realized Losses for such Distribution Date are allocated to the Class A-IO Certificates and (y) any remaining interest Realized Losses, if any, shall be allocated pro rata to accrued interest on the REMIC IV Regular Interests other than the REMIC IV Regular Interests LTA-IO to the extent of such accrued interest. Any remaining interest Realized Losses and any principal Realized Losses shall be treated as principal Realized Losses and allocated (i) (A) with respect to Realized Losses on the Group I Loans, to the REMIC IV Regular Interest LT1, REMIC IV Regular Interest LT2, REMIC IV Regular Interest LT3 and REMIC IV Regular Interest LT4, pro rata according to their respective Principal Reduction Amounts, provided that such allocation to each of the REMIC IV Regular Interest LT1, REMIC IV Regular Interest LT2, REMIC IV Regular Interest LT3 and REMIC IV Regular Interest LT4 shall not exceed their respective Principal Reduction Amounts for such Distribution Date, and (B) with respect to Realized Losses on the Group II Loans, to the REMIC IV Regular Interest LT5, REMIC IV Regular Interest LT6, REMIC IV Regular Interest LT7 and REMIC IV Regular Interest LT8, pro rata according to their respective Principal Reduction Amounts, provided that such allocation to each of the REMIC IV Regular Interest LT5, REMIC IV Regular Interest LT6, REMIC IV Regular Interest LT7 and REMIC IV Regular Interest LT8 shall not exceed their respective Principal Reduction Amounts for such Distribution Date and (ii) (A) any Realized Losses not allocated to either the REMIC IV Regular Interest LT2, REMIC IV Regular Interest LT3 or REMIC IV

Regular Interest LT4 pursuant to the proviso of clause (i) above shall be allocated to the REMIC IV Regular Interest LT1, and (B) any Realized Losses not allocated to either the REMIC IV Regular Interest LT6, REMIC IV Regular Interest LT7 or REMIC IV Regular Interest LT8 pursuant to the proviso of clause (i) above shall be allocated to the REMIC IV Regular Interest LT5.

        REMIC IV Regular Interests LTA-IO: REMIC IV Regular Interest LTA-IO1, REMIC IV Regular Interest LTA-IO2, REMIC IV Regular Interest LTA-IO3, REMIC IV Regular Interest LTA-IO4, REMIC IV Regular Interest LTA-IO5, REMIC IV Regular Interest LTA-IO6, REMIC IV Regular Interest LTA-IO7, REMIC IV Regular Interest LTA-IO8, REMIC IV Regular Interest LTA-IO9, REMIC IV Regular Interest LTA-IO10, REMIC IV Regular Interest LTA-IO11, REMIC IV Regular Interest LTA-IO12, REMIC IV Regular Interest LTA-IO13, REMIC IV Regular Interest LTA-IO14, REMIC IV Regular Interest LTA-IO15, REMIC IV Regular Interest LTA-IO16, REMIC IV Regular Interest LTA-IO17, REMIC IV Regular Interest LTA-IO18, REMIC IV Regular Interest
LTA-IO19,  REMIC  IV  Regular  Interest  LTA-IO20,  REMIC  IV  Regular  Interest
LTA-IO21, REMIC IV Regular Interest LTA-IO22, REMIC IV Regular Interest LTA-IO23, and REMIC IV Regular Interest LTA-IO24.

        REMIC IV Regular Interest LTA-IO1: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO1 shall be treated as related to REMIC III Regular Interest LTB1.

        REMIC IV Regular Interest LTA-IO2: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO2 shall be treated as related to REMIC III Regular Interest LTB2.

        REMIC IV Regular Interest LTA-IO3: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO3 shall be treated as related to REMIC III Regular Interest LTB3.

        REMIC IV Regular Interest LTA-IO4: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO4 shall be treated as related to REMIC III Regular Interest LTB4.

        REMIC IV Regular Interest LTA-IO5: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO5 shall be treated as related to REMIC III Regular Interest LTB5.

        REMIC IV Regular Interest LTA-IO6: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO6 shall be treated as related to REMIC III Regular Interest LTB6.

        REMIC IV Regular Interest LTA-IO7: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO7 shall be treated as related to REMIC III Regular Interest LTB7.

        REMIC IV Regular Interest LTA-IO8: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO8 shall be treated as related to REMIC III Regular Interest LTB8.

        REMIC IV Regular Interest LTA-IO9: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO9 shall be treated as related to REMIC III Regular Interest LTB9.

        REMIC IV Regular Interest LTA-IO10: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO10 shall be treated as related to REMIC III Regular Interest LTB10.

        REMIC IV Regular Interest LTA-IO11: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO11 shall be treated as related to REMIC III Regular Interest LTB11.

        REMIC IV Regular Interest LTA-IO12: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO12 shall be treated as related to REMIC III Regular Interest LTB12.

        REMIC IV Regular Interest LTA-IO13: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO13 shall be treated as related to REMIC III Regular Interest LTB13.

        REMIC IV Regular Interest LTA-IO14: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO14 shall be treated as related to REMIC III Regular Interest LTB14.

        REMIC IV Regular Interest LTA-IO15: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO15 shall be treated as related to REMIC III Regular Interest LTB15-B.

        REMIC IV Regular Interest LTA-IO16: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO16 shall be treated as related to REMIC III Regular Interest LTB16.

        REMIC IV Regular Interest LTA-IO17: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO17 shall be treated as related to REMIC III Regular Interest LTB17.

        REMIC IV Regular Interest LTA-IO18: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO18 shall be treated as related to REMIC III Regular Interest LTB18.

        REMIC IV Regular Interest LTA-IO19: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO19 shall be treated as related to REMIC III Regular Interest LTB19.

        REMIC IV Regular Interest LTA-IO20: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO20 shall be treated as related to REMIC III Regular Interest LTB20.

        REMIC IV Regular Interest LTA-IO21: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO21 shall be treated as related to REMIC III Regular Interest LTB21.

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        REMIC IV Regular Interest  LTA-IO22:  A regular interest that is held as an asset of REMIC V that has an initial  notional  amount  equal to the  related
Uncertificated   Notional   Amount,   that  bears   interest   at  the   related
Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO22 shall be treated as related to REMIC III Regular Interest LTB22.

        REMIC IV Regular Interest LTA-IO23: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO23 shall be treated as related to REMIC III Regular Interest LTB23.

        REMIC IV Regular Interest LTA-IO24: A regular interest that is held as an asset of REMIC V that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC IV Pass-Through Rate, and that has such other terms as are described herein. REMIC IV Regular Interest LTA-IO24 shall be treated as related to REMIC III Regular Interest LTB24.

        REMIC V: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC IV Regular Interests.

        REMIC V Basis Risk Shortfall: For any Distribution Date, the amount, if any, by which (A) the sum for all Classes of Class A-II Certificates of the product for each Class of (i) the lesser of (a) the value of LIBOR applicable for distributions to be made on such Distribution Date plus the applicable Margin and (b) the applicable Weighted Average Maximum Net Mortgage Rate for such Distribution Date, multiplied by a fraction whose numerator is 30 and whose denominator is the actual number of days in the related Interest Accrual Period,
(ii) a fraction whose numerator is the number of days in the Accrual Period related to such Distribution Date and whose denominator is 360, and (iii) the aggregate Certificate Principal Balance for such Class of Certificates after distributions and the allocation of Realized Losses on the prior Distribution Date exceeds (B) the sum for all Classes of Class A-II Certificates of the product of (i) the applicable Group II Net WAC Cap stated as a monthly rate) and
(ii) the aggregate Stated Principal Balance of the Related Group after distributions and the allocation of Realized Losses on the prior Distribution


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Date.

        REMIC V Basis Risk Shortfall Carry-Forward Amount: For any Distribution Date, the amount, if any, by which (a) the sum of (i) the sum for all Classes of Class A-II Certificates of the product for each Class of (A) the lesser of (1) the value of LIBOR applicable for distributions to be made on the prior Distribution Date plus the applicable Margin and (2) the applicable Weighted Average Maximum Net Mortgage Rate for such Distribution Date multiplied by a fraction whose numerator is 30 and whose denominator is the actual number of days in the related Interest Accrual Period, (B) a fraction whose numerator is the number of days in the Accrual Period related to such prior Distribution Date and whose denominator is 360, and (C) the aggregate Certificate Principal Balance for such Class of Certificates after distributions and the allocation of Realized Losses on the second preceding Distribution Date and (ii) the REMIC V Basis Risk Shortfall Carry-Forward Amount for the prior Distribution Date exceeded (b) the sum for all Classes of Class A-II Certificates of the product of (A) the Group II Net WAC Cap for such prior Distribution Date stated as a monthly rate and (B) the aggregate Stated Principal Balance of the Related Group after taking account of distributions made and Realized Losses Allocated on the second preceding Distribution Date.

        REMIC V Regular Interest A-II: A regular interest in REMIC V which has a principal balance equal to the principal balance of the Class A-II Certificates and which is entitled to interest at a rate equal to the lesser of (i) the lesser of (a) LIBOR plus the Class A-II Margin and (b) the Weighted Average Net Mortgage Rate for such Distribution Date and (ii) the Group II Net WAC Cap Rate multiplied by a fraction whose numerator is 30 and whose denominator is the actual number of days in the related Interest Accrual Period, accruing during each Accrual Period for the Class A-II Certificates on the basis of a year of 360 days and the actual number of days in such Accrual Period. Interest accrued in any Accrual Period and not paid on the related Distribution Date shall carry forward to each succeeding Distribution Date without interest until paid.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: With respect to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: With respect to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund for the benefit of the Certificateholders through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

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        Repurchase Event: As defined in the Assignment Agreement.

        Request for Release: A request for release, the form of which is attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee with direct responsibility for the administration of this Agreement.

        Restricted Class A Certificate: As defined in Section 5.02(e).

        Rule 144A: Rule 144A under the Securities Act of 1933, as in effect from time to time.

        Seller: With respect to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Depositor.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result


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from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e), and as may be adjusted with respect to successor Master Servicers pursuant to Section 7.02.

        Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date, as such list may from time to time be amended.

        Sixty-Plus Delinquency Percentage: With respect to any Distribution Date on or after the Group I Stepdown Date or Group II Stepdown Date, as applicable, and the Group I Loans or Group II Loans, the arithmetic average, for each of the three Distribution Dates ending with such Distribution date, of the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Group I Loans or Group II Loans, as applicable, that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Group I Loans or Group II Loans, as applicable, in foreclosure and REO Properties, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

        Standard & Poor's: Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due


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Period ending with the Due Period relating to the most recent  Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses other than a pro rata basis.

        Subordination   Percentage--With   respect  to  any  Class  of  Class  A
Certificate or Class M Certificate, the respective percentage set forth below.

                 CLASS           PERCENTAGE          CLASS          PERCENTAGE
                  A-I              78.50%             A-II            72.40%
                 M-I-1             86.50%            M-II-1           83.40%
                 M-I-2             92.50%            M-II-2           90.90%
                 M-I-3             95.00%            M-II-3           94.40%
                 M-I-4             97.00%            M-II-4           96.40%

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

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

        Subservicing Fee: With respect to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F-1 and Exhibit F-2.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC hereunder due to its classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Affidavit and Agreement: As defined in Section 5.02(e).

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trustee: As defined in the preamble hereto.

        Trust Fund: Collectively, the assets of each REMIC hereunder.

        Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interest for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Loans for any Distribution Date shall be allocated to REMIC I Regular Interest I-LT, to the extent of one month's interest at the then applicable Uncertificated REMIC I Pass-Through Rate on the Uncertificated Principal Balance of the Uncertificated REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interest for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group II Loans for any Distribution Date shall be allocated to REMIC II Regular Interest II-LT, to the extent of one


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month's  interest at the then  applicable  Uncertificated  REMIC II Pass-Through
Rate on the Uncertificated Principal Balance of the Uncertificated REMIC II Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC III Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first pro rata to REMIC III Regular Interests LTB to the same extent as such shortfalls are allocated to the Class A-IO Certificates and any such shortfalls remaining shall then be allocated to REMIC III Regular Interest LTA, in each case to the extent of one month's interest at the then applicable
respective   Uncertificated  REMIC  III  Pass-Through  Rate  on  the  respective
Uncertificated Principal Balance of each such Uncertificated REMIC III Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC IV Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC IV Regular Interests LTA-IO to the same extent as such shortfalls are allocated to the Class A-IO Certificates, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group I Loans for any Distribution Date shall be allocated among REMIC IV Regular Interests LT1, LT2, LT3 and LT4, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence and relating to the Group II Loans for any Distribution Date shall be allocated among REMIC IV Regular Interests LT5, LT6, LT7 and LT8, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. Uncertificated Accrued Interest on the REMIC V Regular Interest SB-I-PO and SB-II PO shall be zero. Uncertificated Accrued Interest on the REMIC V Regular Interest SB-I-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB-I Certificates, Uncertificated Accrued Interest on the REMIC V Regular Interest SB-II-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB-II Certificates.

        Uncertificated Notional Amount: With respect to any REMIC IV Regular Interest LTA-IO and any Distribution Date on or prior to the Latest Possible Maturity Date therefor, the Uncertificated Principal Balance of the related REMIC III Regular Interest LTB for such Distribution Date. With respect to REMIC V Regular Interest SB-I-IO or REMIC V Regular Interest SB-II-IO, the Notional Amount for such Class.

        Uncertificated Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate, Uncertificated REMIC II Pass-Through Rate, Uncertificated REMIC III Pass-Through Rate or the Uncertificated REMIC IV Pass Through Rate, as applicable.

        Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest (other than the REMIC III Regular Interests LTA-IO) outstanding as of any date of determination. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. The REMIC III Regular Interests LTA-IO will not have an Uncertificated Principal Balance. With respect to the REMIC V Regular Interest SB-I-PO or REMIC V Regular Interest SB-II-PO, the initial amount set forth with respect thereto in the Preliminary Statement as reduced by distributions deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to
Section 4.05.

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

        Uncertificated Regular Interests: The REMIC I Regular Interests, REMIC II Regular Interests, REMIC III Regular Interests, the REMIC IV Regular Interests, the REMIC V Regular Interest SB-I-PO, the REMIC V Regular Interest SB-II-PO, the REMIC V Regular Interest SB-I-IO and the REMIC V Regular Interest SB-II-IO.

        Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) for the Group I Loans.

        Uncertificated REMIC II Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) for the Group II Loans.

        Uncertificated REMIC III Pass-Through Rate: With respect to any Distribution Date and any REMIC III Regular Interest other than REMIC III Regular Interests LTB15-A and LTB15-B, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) for the Group I Loans. With respect to REMIC III Rebular Interest LTB15-A, for the Distribution Dates in the months from October of 2004 through Novemer of 2005, the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans and, for the Distribution Dates in the months December of 2005 and thereafter, 0.00%. With respect to REMIC III Rebular Interest LTB15-B, for the Distribution Dates in the months from October of 2004 through Novemer of 2005, 0.00% and, for the Distribution Dates in the months December of 2005 and thereafter, the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans.

        Uncertificated REMIC IV Pass-Through Rate: With respect to REMIC IV Regular Interest LT1 and REMIC IV Regular Interest LT2 and any Distribution Date, a per annum rate equal to the Group I Net WAC Cap Rate for that Distribution Date; with respect to REMIC IV Regular Interest LT3 and REMIC IV Regular Interest LT7 and any Distribution Date, 0.00%; and with respect to REMIC IV Regular Interest LT4 and any Distribution Date, a per annum rate equal to twice the Group I Net WAC Cap Rate for that Distribution Date; with respect to the REMIC IV Regular Interest LT5 and REMIC IV Regular Interest LT6 and any Distribution Date, a per annum rate equal to the Group II Net WAC Cap Rate for that Distribution Date; with respect to the REMIC IV Regular Interest LT8 and any Distribution Date, a per annum rate equal to twice the Group II Net WAC Cap Rate for that Distribution Date. With respect to the REMIC IV Regular Interests LTA-IO1 through LTA-IO24, the rate set forth with respect thereto in the Preliminary Statement.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after March 15, 1995.

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

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, other than the Class A-IO Certificates, and the Class M Certificates in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% and 1% of all of the Voting Rights shall be allocated to the Holders of the Class A-IO and Class SB Certificates, respectively, and 0.2% 0.2%, 0.2%, 0.2% and 0.2% of all of the Voting Rights shall be allocated to the Holders of the Class R I, Class R-II, Class R III, Class R-IV and Class R-V Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

        Section 1.02 Determination of One-Month LIBOR.

        One-Month LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-I-1 and Class A-II Certificates for any Interest Accrual Period (including the initial Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

        On each LIBOR Rate Adjustment Date, or if such LIBOR Rate Adjustment Date is not a Business Day, then on the next succeeding Business Day, One-Month LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, shall equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Moneyline Telerate Capital Markets Report as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate.

        The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-I-1, Class A-II and Class M-II Certificates then outstanding. The Trustee will


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

request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to, with respect to the Class A-I-1, Class A-II and Class M-II Certificates the Certificate Principal Balance of the Class A-I-1, Class A-II and Class M-II Certificates then outstanding. If no such quotations can be obtained, the rate will be One-Month LIBOR for the prior Distribution Date, provided, however, if, under the priorities described above, One-Month LIBOR for a Distribution Date would be based on One-Month LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

        The establishment of One-Month LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Class A-I-1, Class A-II and Class M-II Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of One-Month LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so calling the Bondholder Inquiry Line at 1-800-275-2048 and requesting the Pass-Through Rate on the Class A-I-1, Class A-II and Class M-II Certificates for the current and the immediately preceding Interest Accrual Period.

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

ARTICLE II


                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans

(a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date).

(b) In connection with such assignment and except as set forth in Section 2.01(c) below and subject to Section 2.01(d) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, the assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

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

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(ii), (iii),
(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian that are the duly appointed agent or agents of the Trustee.

        On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in
Section 2.01(b)(ii), (iii), (iv) and (v) which has been delivered to it by the Depositor.

(c) Notwithstanding the provisions of Section 2.01(b), in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage, as applicable, as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

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

        Any of the items set forth in Sections 2.01(b)(ii), (iii), (iv) and (v) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated Regular Interests be construed as a sale by the Depositor to the Trustee of the Mortgage Loans and the Uncertificated Regular Interests for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated Regular Interests by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated Regular Interests and any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the foregoing, and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured


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

party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the Uncertificated Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the
Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated Regular Interests, as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor, (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan or
(4) any transfer of any interest of Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02   Acceptance by Trustee

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 90 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim

Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(d) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify or cause the Custodian to notify the Master Servicer and the Depositor. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items received by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Seller or Subservicer of such omission or defect and request that such Seller or Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Seller or Subservicer does not correct or cure such omission or defect within such period, that such Seller or Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing and Section 2.04, if the Seller or the Subservicer that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Seller or the Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

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

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Depositor

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not


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misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

(x) The Servicing Guide of the Master Servicer requires that the Subservicer for each Mortgage Loan accurately and fully reports its borrower credit files to each of the Credit Repositories in a timely manner.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) The information set forth in Exhibit F-1 and Exhibit F-2 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

(ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

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(iii)  Each  Mortgage  Loan  constitutes  a  qualified  mortgage  under  Section
860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04   Representations and Warranties of Sellers

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan as and to the extent set forth in the Assignment Agreement. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee, the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller and Residential Funding of such breach or Repurchase Event and request that such Seller or Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase


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Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (w) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section
2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall
deliver  the  amended   Mortgage  Loan  Schedule  to  the  Trustee.   Upon  such
substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan (other than those of a statistical nature) contained in Section 4 of the Assignment Agreement as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03(a) hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans


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(in each case after application of the principal portion of the Monthly Payments
due  in  the  month  of   substitution   that  are  to  be  distributed  to  the
Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (and in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (w) of Section 4 thereof |shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05 Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests

(a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interest I-LT for the benefit of the Holders of the REMIC III Regular Interests. The Trustee acknowledges receipt of the REMIC I Regular Interest I-LT (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC III Regular Interests and Holders of the Class R-III Certificates. The interests evidenced by the Class R-III Certificates, together with the REMIC III Regular Interests, constitute the entire beneficial ownership interest in REMIC III.

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(c) The Depositor,  concurrently  with the execution and delivery  hereof,  does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interest II-LT and the REMIC III Regular Interests for the benefit of the Holders of the REMIC IV Regular Interests. The Trustee acknowledges receipt of the REMIC II Regular Interest II-LT and the REMIC III Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC IV Regular Interests and Holders of the Class R-IV Certificates. The interests evidenced by the Class R-IV Certificates, together with the REMIC IV Regular Interests, constitute the entire beneficial ownership interest in REMIC IV.

(d) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC IV Regular Interests for the benefit of the holders of the Regular Certificates and the Class R-V certificates. The Trustee acknowledges receipt of the REMIC IV Regular Interests (each of which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Certificates and the Class R-V Certificates. The interests evidenced by the Class R-V Certificate, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC V.

Section 2.06   Purposes and Powers of the Trust

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the  Certificates  to the  Depositor  in exchange  for the  Mortgage
Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.06 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

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ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer as is set forth in Section 3.10(a)(ii). Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to


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service and administer the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations; Special Servicing

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer


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may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the
interests  of  the   Certificateholders.   The  Program   Guide  and  any  other
Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03   Successor Subservicers

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of


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Residential  Funding  acts as  servicer,  it will not assume  liability  for the representations  and  warranties of the  Subservicer  which it replaces.  If the
Master  Servicer   enters  into  a  Subservicing   Agreement  with  a  successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04   Liability of the Master Servicer

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06   Assumption or Termination of Subservicing Agreements by Trustee

(a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

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(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. No such modification shall reduce the Mortgage Rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of


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the rates at which the Servicing Fee and the Subservicing Fee accrue.  The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purposes. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining principal balance thereof by the original maturity date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause 4(w) of the Assignment Agreement) and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

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(v) Any amounts  required to be  deposited  pursuant to Section  3.07(c) and any payments or collections received in the nature of prepayment charges.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans received prior to the Cut-off Date) and payments or collections consisting of late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 4.07 and 4.08 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

(d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08   Subservicing Accounts; Servicing Accounts

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the


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Subservicer,  less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of late charges or assumption fees, or payments or collections received in the nature of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any


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Mortgagors  any sums as may be  determined to be overages,  to pay interest,  if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans In the event that compliance with this Section 3.09 shall make any Class of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10   Permitted Withdrawals from the Custodial Account

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to
Section  4.04 and (B)  recoveries  of amounts in respect of which such  advances


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were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07,
4.08 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month;

(viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than the Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

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(x) to withdraw  any amount  deposited  in the  Custodial  Account  that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance made pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11   Maintenance of Primary Insurance Coverage

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary


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Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12   Maintenance of Fire Insurance and Omissions and Fidelity Coverage

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100% of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that


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there shall not have been maintained on the related Mortgaged  Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy or otherwise adversely affect the interests of the Certificateholders. Notwithstanding the foregoing:

(i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject


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to the requirements of the sentence next following,  to execute and deliver,  on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby


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and that any REMIC created  hereunder would not fail to continue to qualify as a
REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Date would be imposed on any REMIC created hereunder as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25% below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14   Realization Upon Defaulted Mortgage Loans

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be


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required  to  expend  its own  funds  or incur  other  reimbursable  charges  in
connection  with  any  foreclosure,   or  attempted  foreclosure  which  is  not
completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i)
that  such  restoration   and/or  foreclosure  will  increase  the  proceeds  of
liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

        In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

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(c) In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases, within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each REMIC created hereunder as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC created hereunder to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject any REMIC created hereunder to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to to Foreclosure Profits.

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(e) In the event of a default on a Mortgage  Loan one or more of whose  obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15   Trustee to Cooperate; Release of Mortgage Files

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, or, in the case of a Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage


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Loan have been  deposited in the Custodial  Account or (ii) the Mortgage File or
such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon the Trustee's receipt of notification from the Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16   Servicing and Other Compensation; Compensating Interest

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of late payment charges, assumption fees, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

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(d) The Master  Servicer's  right to receive  servicing  compensation may not be transferred in whole or in part except in connection with the transfer of all of
its   responsibilities  and  obligations  of  the  Master  Servicer  under  this
Agreement.

(e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by the amount of Compensating Interest (if any) for such Distribution Date used to cover Prepayment Interest Shortfalls as provided in Section 3.16(f) below. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); and (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

(f) With respect to any Distribution Date, Prepayment Interest Shortfalls on the Mortgage Loans will be covered first, by the Master Servicer, but only to the extent such Prepayment Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

(g) With respect to any Distribution Date, Eligible Master Servicer Compensation derived from a particular Loan Group shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls in such Loan Group and then to cover any Prepayment Interest Shortfalls on the other Loan Group in the same manner and priority as Excess Cash Flow would cover such shortfalls pursuant to Section 4.02.

Section 3.17   Reports to the Trustee and the Depositor

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18   Annual Statement as to Compliance

        The Master Servicer will deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, on or before the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the


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rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations
relating  to  this   Agreement,   specifying  such  statement  shall  include  a
description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

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Section 3.19   Annual Independent Public Accountants' Servicing Report

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, on or before the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master
Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20   Right of the Depositor in Respect of the Master Servicer

        The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may enforce the obligation of the Master Servicer hereunder and may, but it is not obligated to, perform or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Depositor nor the Trustee shall have the responsibility or liability for any action or failure to act by the Master Servicer and the Depositor is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21   Advance Facility

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master


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Servicer pursuant to this Agreement.  No consent of the Depositor,  the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.21 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.21(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be
included   in   the   Available    Distribution   Amount   or   distributed   to
Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.21(a), the Master Servicer and the related
Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee.

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection


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Account  for  future  distribution  to   Certificateholders   pursuant  to  this
Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any successor master servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The successor master servicer shall be entitled to rely on any such information provided by the Master Servicer and the successor master servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee .

        (e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

        (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.21(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person


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or Advance  Facility  Trustee,  on the one hand, and any such  Successor  Master
Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.21(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

        (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, Depositor and the Master Servicer without the consent of any


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Certificateholder,  with written  confirmation  from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.21 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

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ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01   Certificate Account

(a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e), 4.07 or 4.08, (iv) any amount required to be paid pursuant to Section 9.01, (v) all other amounts constituting the Group I Available Distribution Amount or Group II Available Distribution Amount, as applicable, for the immediately succeeding Distribution Date and (vi) any payments or collections in the nature of prepayment charges received by the Master Servicer in respect of the Mortgage Loans and the related Prepayment Period.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02   Distributions

(a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Group I Available Distribution Amount and Group II Available Distribution Amount (in each case, to the extent on deposit in the Certificate Account) for such date to the interests issued in respect of each REMIC as specified in this Section.

(b) (1) On each Distribution Date, the Group I Available Distribution Amount shall be deemed distributed in respect of the REMIC I Interests and the REMIC III Interests in the following amounts, in the following order of priority:

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

(i) first, the Group I Available Distribution Amount shall be distributed by REMIC I on account of the REMIC I Regular Interest and the Class R-I Certificates, (A) to REMIC III as the holder of the REMIC I Regular Interest I-LT, interest accrued thereon for any prior Distribution Date remaining unpaid,
(B) to REMIC III as the h older of the REMIC I Regular Interest I-LT, interest accrued thereon for the current Distribution Date, (C) to REMIC III as the holder of the REMIC I Regular Interest I-LT, any remaining amount as a distribution of principal, until the Uncertificated Principal Balance of REMIC Regular Interest I-LT shall have been reduced to zero and (D) any remaining amount to the holder of the Class R-I Certificate; and

(ii) second, the amount received by REMIC III as the holder of the REMIC I Regular Interest I-LT pursuant to (i) above, shall be distributed by REMIC III on account of the REMIC III Regular Interests and the Class R-III Certificates, in the following order of priority:

                             (A) to  REMIC IV as the  Holder  of the  REMIC  III
                      Regular Interests, pari passu, accrued interest thereon for any prior Distribution Date remaining unpaid;

                             (B) to  REMIC IV as the  Holder  of the  REMIC  III
                      Regular Interests, pari passu, accrued interest thereon for the current Distribution Date;

                             (C) to  REMIC IV as the  Holder  of the  REMIC  III
                      Regular Interest LTA, as a distribution of principal, until the Uncertificated Principal Balance of REMIC III Regular Interest LTA is reduced to zero;

                             (D) to  REMIC IV as the  Holder  of the  REMIC  III
                      Regular Interests LTB, as a distribution of principal, sequentially in the order of their numerical designation, until the Uncertificated Principal Balance of each successive REMIC III Regular Interest LTB is reduced to zero, with REMIC III Regular Interest LTB15-A and REMIC III Regular Interest LTB15-B being treated as having the same numerical designation and with distributions to such Regular Interests pursuant to this clause (D) being allocated between them pro-rata; and

                             (E) any  remaining  amount  to the  Holders  of the
                      Class R-III Certificates.

                  (2) On each Distribution Date, the Group II Available Distribution Amount shall be deemed distributed in respect of the REMIC II Interests and the Class R-II Certificates, (A) to REMIC IV as the holder of the REMIC II Regular Interest II-LT, interest accrued thereon for any prior Distribution Date remaining unpaid, (B) to REMIC IV as the h older of the REMIC II Regular Interest II-LT, interest accrued thereon for the current Distribution Date, (C) to REMIC IV as the holder of the REMIC II Regular Interest II-LT, any remaining amount as a distribution of principal, until the Uncertificated
Principal Balance of REMIC Regular Interest II-LT shall have been reduced to zero and (D) any remaining amount to the holder of the Class R-II Certificate.

                  (3) on each Distribution Date, the amounts received by REMIC IV as the holder of the REMIC II Regular Interest and the REMIC III Regular
Interests shall be deemed distributed in respect of the REMIC IV Regular Interest and the Class R-IV Certificates in the following amount and in the following order of priority:

                  (i) to REMIC V as the Holder of REMIC IV Regular Interests LTA-IO, from the amount received in respect of the REMIC III Regular Interests, in an amount equal to (x) their Uncertificated Accrued Interest for such Distribution Date, plus (y) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (ii) to REMIC V as the Holder of REMIC IV Regular Interest LT1, REMIC IV Regular Interest LT2, REMIC IV Regular Interest LT3 and REMIC IV Regular Interest LT4, from the amount received in respect of the REMIC III Regular Interests, pari passu, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (iii) to REMIC V as the Holder of REMIC IV Regular Interest LT5, REMIC IV Regular Interest LT6, REMIC IV Regular Interest LT7 and REMIC IV Regular Interest LT8, from the amount received in respect of the REMIC II Regular Interest, pari passu, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (iv) to REMIC V as the Holder of the REMIC IV Regular Interest LT2, REMIC IV Regular Interest LT3 and REMIC IV Regular Interest LT4, from any amount remaining of the amount received in respect of the REMIC III Regular Interests,

                             (A)   their   respective   Principal   Distribution
Amounts;

                             (B) to the Holders of the REMIC IV Regular Interest
                      LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                             (C) any  remainder  to the  Holders of the REMIC IV
                      Regular Interest LT2, REMIC IV Regular Interest LT3 and REMIC IV Regular Interest LT4, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                             (D) any  remaining  amounts  to the  Holders of the
                      Class R-IV.

                  (v) to REMIC V as the Holder of the REMIC IV Regular Interest LT6, REMIC IV Regular Interest LT7 and REMIC IV Regular Interest LT8, from any amount remaining of the amount received in respect of the REMIC II Regular Interest,

                             (A)   their   respective   Principal   Distribution
                      Amounts;

                             (B) to the Holders of the REMIC IV Regular Interest
                      LT5 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                             (C) any  remainder  to the  Holders of the REMIC IV
                      Regular Interest LT6, REMIC IV Regular Interest LT7 and REMIC IV Regular Interest LT8, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                             (D) any  remaining  amounts  to the  Holders of the
                      Class R-IV Certificates.

                  (4) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Sections 4.02(c) and
(d).

(c) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each
Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), in the following order of priority, in each case to the extent of the Group I Available Distribution Amount on deposit in the Certificate Account (or, with respect to clause (xvii)(B) below, to the extent of prepayment charges on deposit in the Certificate Account):

(i) to the Class A-I Certificateholders and the Class M-I Certificateholders, the related Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, in the following order of priority:

1. first, to the Class A-I Certificateholders on a pro rata basis, based upon the amount of Accrued Certificate Interest due thereon;

2. second, to the Class M-I-1 Certificateholders;

3. third, to the Class M-I-2 Certificateholders;

4. fourth, to the Class M-I-3 Certificateholders; and

5. fifth, to the Class M-I-4 Certificateholders;

(ii) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group I Principal Distribution Amount (other than the amounts described in clauses (b)(iv) and (v) of the definition thereof), which amount shall be allocated in the manner and priority set forth in Section 4.02(e) below, until the aggregate Certificate Principal Balance of each Class of Class A-I Certificates and Class M-I Certificates has been reduced to zero;

(iii) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the Group I Excess Cash Flow, an amount equal to the principal portion of Realized Losses on the Group I Loans during the immediately preceding Due Period, which amount shall be included in the Group I Principal Distribution Amount and allocated in the manner and priority set forth in Section 4.02(e) below until the aggregate Certificate Principal Balance of each Class of Class A-I Certificates and Class M-I Certificates has been reduced to zero;

(iv) to the Class A-II Certificateholders and Class M-II Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, an amount equal to the principal portion of Realized Losses on the Group II Loans during the immediately preceding Due Period, to the extent not covered by distributions of the Group II Excess Cash Flow on such Distribution Date, which amount shall be included in the Group II Principal Distribution Amount and allocated in the manner and priority set forth in
Section 4.02(f) below, until the aggregate Certificate Principal Balance of each Class of Class A-II Certificates and Class M-II Certificates has been reduced to zero;

(v) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount, which amount shall be included in the Group I Principal Distribution Amount and allocated in the manner and priority set forth in Section 4.02(e) below, until the aggregate Certificate Principal Balance of each Class of Class A-I Certificates and Class M-I Certificates has been reduced to zero;

(vi) to the Class A-II Certificateholders and Class M-II Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date, to the extent not covered by distributions of the Group II Excess Cash Flow on such Distribution Date, which amount shall be included in the Group II Principal Distribution Amount and allocated in the manner and priority set forth in Section 4.02(f) below, until the aggregate Certificate Principal Balance of each Class of Class A-II Certificates and Class M-II Certificates has been reduced to zero;

(vii) to the Class A-I Certificateholders and Class M-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any related Prepayment Interest Shortfalls with respect to the Group I Loans for that Distribution Date, to the extent not covered by Compensating Interest on such Distribution Date, which amount shall be allocated to the Class A-I Certificateholders and Class M-I Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

(viii) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any related Prepayment Interest Shortfalls with respect to the Group II Loans for that Distribution Date, to the extent not covered by Compensating Interest and distributions of the Group II Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-II Certificateholders and the Class M-II Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

(ix) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rates, which amount shall be allocated to the Class A-I Certificateholders and the Class M-I Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto and remaining unpaid;

(x) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rates, to the extent not covered by distributions of the Group II Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-II Certificateholders and the Class M-II Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto and remaining unpaid;

(xi) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Group I Net WAC Cap Shortfalls on such Certificates, which amount shall be allocated first, to the Class A-I Certificateholders on a pro rata basis, based on their respective Group I Net WAC Cap Shortfalls, and then sequentially, to the Class M-I-1 Certificateholders, Class M-I-2 Certificateholders, Class M-I-3 Certificateholders and Class M-I-4 Certificateholders, in that order;

(xii) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Group II Basis Risk Shortfalls on such Certificates to the extent not covered by distributions of the Group II Excess Cash Flow such Distribution Date, which amount shall be allocated first, to the Class A-II Certificateholders on a pro rata basis, based on their respective Group II Basis Risk Shortfalls, and then sequentially, to the Class M-II-1 Certificateholders, Class M-II-2 Certificateholders, Class M-II-3 Certificateholders and Class M-I-4 Certificateholders, in that order;

(xiii) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to such Certificates with respect to the Group I Loans for that Distribution Date, which amount shall be allocated to the Class A-I Certificateholders and the Class M-I Certificateholders on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto for that Distribution Date;

(xiv) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to such Certificates with respect to the Group II Loans for that Distribution Date, to the extent not covered by distributions of the Group II Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-II Certificateholders and the Class M-II Certificateholders on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto for that Distribution Date;

(xv) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, which amount shall be allocated first, to the Class A-I Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, and then sequentially, to the Class M-I-1 Certificateholders, Class M-I-2
Certificateholders, Class M-I-3 Certificateholders and Class M-I-4 Certificateholders, in that order;

(xvi) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, to the extent not covered by distributions of the Group II Excess Cash Flow on such Distribution Date, which amount shall be allocated first, to the Class A-II Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, and then sequentially, to the Class M-II-1 Certificateholders, Class M-II-2 Certificateholders, Class M-II-3 Certificateholders and Class M-II-4 Certificateholders, in that order;

(xvii) to the Class SB-I Certificates, (A) from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the sum of (I) Accrued Certificate Interest thereon, (II) the amount of any Group I Overcollateralization Reduction Amount for such Distribution Date and (III) for any Distribution Date after the Certificate Principal Balance of each Class of Class A Certificates and Class M Certificates has been reduced to zero, the Group I Overcollateralization Amount, and (B) from prepayment charges on deposit in the Certificate Account, any prepayment charges received on the Group I Loans during the related Prepayment Period; and

(xviii) to the Class R-V Certificateholders, the balance, if any, of the Group I Excess Cash Flow.

(d) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each
Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), in the following order of priority, in each case to the extent of the Group II Available Distribution Amount on deposit in the Certificate Account (except, with respect to clause (xvii)(B) below, to the extent of prepayment charges on deposit in the Certificate Account):

(i) to the Class A-II Certificateholders and the Class M-II Certificateholders, the related Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, in the following order of priority:

1. first, to the Class A-II Certificateholders on a pro rata basis, based upon the amount of Accrued Certificate Interest due thereon;

2. second, to the Class M-II-1 Certificateholders;

3. third, to the Class M-II-2 Certificateholders;

4. fourth, to the Class M-II-3 Certificateholders; and

5. fifth, to the Class M-II-4 Certificateholders;

(ii) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group II Principal Distribution Amount (other than the amounts described in clauses (b)(iv) and (v) of the definition thereof), which amount shall be allocated in the manner and priority set forth in Section 4.02(f) below, until the aggregate Certificate Principal Balance of each Class of Class A-II Certificates and Class M-II Certificates has been reduced to zero;

(iii) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the Group II Excess Cash Flow, an amount equal to the principal portion of Realized Losses on the Group II Loans during the immediately preceding Due Period, which amount shall be included in the Group II Principal Distribution Amount and allocated in the manner and priority set forth in Section 4.02(f) below, until the aggregate Certificate Principal Balance of each Class of Class A-II Certificates and Class M-II Certificates has been reduced to zero;

(iv) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, an amount equal to the principal portion of Realized Losses on the Group I Loans during the immediately preceding Due Period, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be included in the Group I Principal Distribution Amount and allocated in the manner and priority set forth in
Section 4.02(e) below, until the aggregate Certificate Principal Balance of each Class of Class A-I Certificates and Class M-I Certificates has been reduced to zero;

(v) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount, which amount shall be included in the Group II Principal Distribution Amount and allocated in the manner and priority set forth in Section 4.02(f) below, until the aggregate Certificate Principal Balance of each Class of Class A-II Certificates and Class M-II Certificates has been reduced to zero;

(vi) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be included in the Group I Principal Distribution Amount and allocated in the manner and priority set forth in Section 4.02(e) below, until the aggregate Certificate Principal Balance of each Class of Class A-I Certificates and Class M-I Certificates has been reduced to zero;

(vii) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any related Prepayment Interest Shortfalls with respect to the Group II Loans for that Distribution Date, to the extent not covered by Compensating Interest on such Distribution Date, which amount shall be allocated to the Class A-II Certificateholders and the Class M-II Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

(viii) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any related Prepayment Interest Shortfalls with respect to the Group I Loans for that Distribution Date, to the extent not covered by Compensating Interest and distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-I Certificateholders and Class M-I Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

(ix) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rates, which amount shall be allocated to the Class A-II Certificateholders and the Class M-II Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto and remaining unpaid;

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(x) to the Class A-I  Certificateholders  and the Class M-I  Certificateholders,
from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rates, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-I Certificateholders and the Class M-I Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto and remaining unpaid;

(xi) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Group II Basis Risk Shortfalls on such Certificates, which amount shall be allocated first, to the Class A-II Certificateholders on a pro rata basis, based on their respective Group II Basis Risk Shortfalls, and then sequentially, to the Class M-II-1 Certificateholders, Class M-II-2 Certificateholders, Class M-II-3 Certificateholders and Class M-II-4 Certificateholders in that order;

(xii) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Group I Net WAC Cap Shortfalls on such Certificates, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be allocated first, to the Class A-I Certificateholders on a pro rata basis, based on their respective Group I Net WAC Cap Shortfalls, and then sequentially, to the Class M-I-1 Certificateholders, Class M-I-2 Certificateholders, Class M-I-3 Certificateholders and Class M-I-4 Certificateholders, in that order;

(xiii) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to such Certificates with respect to the Group II Loans for that Distribution Date, which amount shall be allocated to the Class A-II Certificateholders and the Class M-II Certificateholders on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto for that Distribution Date;

(xiv) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to such Certificates with respect to the Group I Loans for that Distribution Date, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be allocated to the Class A-I Certificateholders and the Class M-I Certificateholders on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto for that Distribution Date;

(xv) to the Class A-II Certificateholders and the Class M-II Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, which amount shall be allocated first, to the Class A-II Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, and then sequentially, to the Class M-II-1 Certificateholders, Class M-II-2
Certificateholders, Class M-II-3 Certificateholders and Class M-II-4 Certificateholders, in that order;

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

(xvi) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, to the extent not covered by distributions of the Group I Excess Cash Flow on such Distribution Date, which amount shall be allocated first, to the Class A-I Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, and then sequentially, to the Class M-I-1 Certificateholders, Class M-I-2 Certificateholders, Class M-I-3 Certificateholders and Class M-II-4 Certificateholders, in that order;

(xvii) to the Class SB-II Certificates, (A) from the amount, if any, of the Group II Excess Cash Flow remaining after the foregoing distributions, the sum of (I) Accrued Certificate Interest thereon, (II) the amount of any Group II Overcollateralization Reduction Amount for such Distribution Date, and (III) for any Distribution Date after the Certificate Principal Balance of each Class of Class A Certificates and Class M Certificates has been reduced to zero, the Group II Overcollateralization Amount and (B) from prepayment charges on deposit in the Certificate Account, any prepayment charges received on the Group II Loans during the related Prepayment Period; and

(xviii) to the Class R-V Certificateholders, the balance, if any, of the Group II Excess Cash Flow.

(e) The Group I Principal Distribution Amount payable to the Class A-I Certificateholders and Class M-I Certificateholders shall be distributed as follows:

(A) first, the Class A-I Principal Distribution Amount shall be distributed as follows:

(i) first, to the to the Class A-I-6 Certificates, an amount equal to the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-I-6 Certificates has been reduced to zero; and

(ii) second, to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

(B) second, the Class M-I-1 Principal Distribution Amount shall be distributed to the Class M-I-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

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

(C) third, the Class M-I-2 Principal Distribution Amount shall be distributed to the Class M-I-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(D) fourth, the Class M-I-3 Principal Distribution Amount shall be distributed to the Class M-I-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(E) fifth, the Class M-II-4 Principal Distribution Amount shall be distributed to the Class M-II-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

(f) The Group II Principal Distribution Amount payable to the Class A-II Certificateholders and the Class M-II Certificateholders shall be distributed as follows:

(A) first, the Class A-II Principal Distribution Amount shall be distributed sequentially, to the Class A-II-1 Certificates, Class A-II-2 Certificates and Class A-II-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

(B) second, the Class M-II-1 Principal Distribution Amount shall be distributed to the Class M-II-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(C) third, the Class M-II-2 Principal Distribution Amount shall be distributed to the Class M-II-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(D) fourth, the Class M-II-3 Principal Distribution Amount shall be distributed to the Class M-II-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

(E) fifth, the Class M-II-4 Principal Distribution Amount shall be distributed to the Class M-II-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

(g)  Notwithstanding  the  foregoing  clauses (c),  (d),  (e) and (f),  upon the reduction of the Certificate Principal Balance of a Class of Class A Certificates or Class M Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to Section 4.02.

(h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

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

(i) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting

(a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically on its website (which may be obtained by any Certificateholder by telephoning the Trustee at (877) 722-1095) to each Holder and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans and Group II Loans pursuant to Section 4.04;

(v) the number and aggregate Stated Principal Balance of the Group I Loans, the Group II Loans and the Mortgage Loans in the aggregate after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

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

(vii) on the basis of the most recent reports  furnished to it by  Subservicers,
(a) the number and aggregate principal balances of Group I Loans and Group II Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Group I Loans and Group II Loans that are in foreclosure, (b) the number and aggregate principal balances of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate that are Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate principal balances of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(viii) the number, aggregate principal balance and book value of any REO Properties with respect to the Group I Loans and Group II Loans;

(ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x) (x) the aggregate amount of Realized Losses with respect to the Group I Loans and Group II Loans for such Distribution Date and the aggregate amount of Realized Losses with respect to the Group I Loans and Group II Loans incurred since the Cut-off Date;

(xi) the Pass-Through Rate on each Class of Certificates, Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate; the Group II Weighted Average Maximum Net Mortgage Rate, and with respect to the Class A-I-1, Class A-II and Class M-II Certificates, the Pass-Through Rate for such Distribution Date, separately identifying One-Month LIBOR for such Distribution Date;

(xii) the Group I Overcollateralization Amount, the Group II Overcollateralization Amount, the Group I Required Overcollateralization Amount and the Group II Required Overcollateralization Amount following such Distribution Date;

(xiii) the number and aggregate principal balance of the Group I Loans and Group II Loans repurchased under Section 4.07 or 4.08;

(xiv) the aggregate amount of any recoveries with respect to the Group I Loans and Group II Loans on previously foreclosed loans from Residential Funding due to a breach of representation or warranty;

(xv) the weighted average remaining term to maturity of the Group I Loans or Group II Loans after giving effect to the amounts distributed on such Distribution Date;

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

(xvi) the weighted average Mortgage Rates of the Group I Loans or Group II Loans after giving effect to the amounts distributed on such Distribution Date;

(xvii) the Group I Net WAC Cap Shortfalls and the Group II Basis Risk Shortfalls; and

(xviii) the occurrence of the Group I Stepdown Date and the Group II Stepdown Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit P to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, upon the Trustee's receipt thereof, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

(c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and forwarded by the Trustee pursuant to any requirements of the Code.

(d) As soon as reasonably practicable, upon the written request of any Class SB or Class R Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

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

(e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit K hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13A-I-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit L. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Group I Available Distribution Amount and Group II Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls, Group I Net WAC Cap Shortfalls and Group II Basis Risk Shortfalls
and (iv) the amount, if any, payable to the Trustee by a Derivative Counterparty. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the


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Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or Relief Act Shortfalls, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the assumed Monthly Payment (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) that would have been due on the related Due Date based on the original amortization schedule for such Balloon Loan until such Balloon Loan is finally liquidated, over any payments of interest or principal (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and remit to the Trustee for deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor.

        In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to


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the  preceding  sentence,  pursuant to Section  7.01,  (a)  terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate
Account  an  amount  equal  to  the  Advance  for  the  immediately   succeeding
Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05   Allocation of Realized Losses

(a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash
Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(i) (1) All Realized Losses on the Group I Loans shall be allocated as follows:

1. first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

2. second, in reduction of the Group I Overcollateralization Amount, until such amount has been reduced to zero; and

3. third, on any Distribution Date on which, and to the extent that, the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans after application of all payments to be made on such Distribution Date pursuant to Section 4.02, to the Class M-I Certificates and Class A-I Certificates in the following order:

(i) first, to the Class M-I-4 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero

(ii) second, to the Class M-I-3 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iii) third, to the Class M-I-2 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iv) fourth, to the Class M-I-1 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero; and

(v) fifth, to the Class A-I Certificates on a pro rata basis, based on their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date, until the aggregate


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Certificate Principal Balance of each such Class has been reduced to zero.

(ii) All Realized Losses on the Group II Loans shall be allocated as follows:

1. first, to Excess Cash Flow as provided in Section 4.02;

2. second, in reduction of the Group II Overcollateralization Amount, until such amount has been reduced to zero; and

3. third, on any Distribution Date on which, and to the extent that, the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans after application of all payments to be made on such Distribution Date pursuant to Section 4.02, to the Class M-II Certificates and Class A-II Certificates in the following order:

(i) first, to the Class M-II-4 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero

(ii) second, to the Class M-II-3 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iii) third, to the Class M-II-2 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iv) fourth, to the Class M-II-1 Certificates, until the aggregate Certificate Principal Balance thereof has been reduced to zero; and

(v) fifth, to the Class A-II Certificates on a pro rata basis, based on their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date, until the aggregate Certificate Principal Balance of each such Class has been reduced to zero.

(b) If a Loan Group is undercollateralized due to the application of Section 4.05(a)(i)(3) or (a)(ii)(3) above and the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans after application of all payments to be made on such Distribution Date pursuant to Section 4.02, the Certificate Principal Balance of the Outstanding Class of Class A Certificates and Class M Certificates with the lowest priority in that undercollateralized Loan Group will be reduced to the extent necessary to make the aggregate Certificate Principal Balance of the Class A Certificates and Class M
Certificates equal to the aggregate Stated Principal Balance of the Mortgage Loans.

(c) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A Certificates (other than the Class A-IO Certificateholders) or Class M Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided, that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made


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by operation of the definition of "Accrued Certificate  Interest" for each Class for such Distribution Date. Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the priority of payment provisions of
Section 4.02(c) and (d). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the priority of payment provisions of
Section 4.02(c) and (d). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to the REMIC I Regular Interests, REMIC III Regular Interests and REMIC IV Regular Interests as provided in the definitions of REMIC I Realized Losses, REMIC III Realized Losses and REMIC IV Realized Losses.

(e) All Realized Losses on the Group II Loans shall be allocated on each Distribution Date to the REMIC II Regular Interests and REMIC IV Regular Interests as provided in the definitions of REMIC II Realized Losses and REMIC IV Realized Losses.

(f) Realized Losses allocated to the Group I Excess Cash Flow, Group II Excess Cash Flow, Group I Overcollateralization Amount or the Group II Overcollateralization Amount pursuant to paragraphs (a) or (b) of this section, the definition of Accrued Certificate Interest and the operation of Section 4.02(c) and (d) shall be deemed allocated to the Class SB Certificates. Realized Losses allocated to the Class SB Certificates shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to the REMIC IV Regular Interest SB-IO. Realized Losses allocated to the Excess Cash Flow pursuant to paragraph (a) shall be deemed to reduce Accrued Certificate Interest on the REMIC IV Regular Interest SB-IO. Realized Losses allocated to the Overcollateralization Amount pursuant to paragraph (a) shall be deemed first to reduce the principal balance of the REMIC III Regular Interest SB-PO until such principal balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC IV Regular Interest SB-IO.

Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year, commencing in 2005, stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07   Optional Purchase of Defaulted Mortgage Loans

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the


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Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08   Limited Mortgage Loan Repurchase Right

        The Limited Repurchase Right Holder will have the option at any time to purchase any of the Mortgage Loans from the Trustee at the Purchase Price, up to a maximum of five Mortgage Loans. In the event that this option is exercised as to any five Mortgage Loans in the aggregate, this option will thereupon terminate. If at any time the Limited Repurchase Right Holder makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Limited Repurchase Right Holder provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Limited Repurchase Right Holder without recourse to the Limited Repurchase Right Holder which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Any tax on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) imposed on any REMIC resulting from the exercise of the optional repurchase in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09   Derivative Contracts.

               (a)The Trustee shall, at the direction of the Master Servicer, on behalf of the Trust Fund, enter into Derivative Contracts, solely for the benefit of the Class SB Certificates. Any such Derivative Contract shall constitute a fully prepaid agreement. The Master Servicer shall determine, in its sole discretion, whether any Derivative Contract conforms to the requirements of Section 4.09(b) and (c). Any acquisition of a Derivative
Contract shall be accompanied by an appropriate amendment to this Agreement, including an Opinion of Counsel, as provided in Section 11.01, and either (i) an Opinion of Counsel to the effect that the existence of the Derivative Contract will not adversely affect the availability of the exemptive relief afforded under ERISA by (x) U.S. Department of Labor Prohibited Transaction Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg. 54487 (Aug. 22, 2002) (the "RFC Exemption"), to the Holders of the Class A Certificates and Class M Certificates, or (y) Sections I and III of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 to the Holders of the Class M Certificates, in either case as of the date the Derivative Contract is acquired by the Trustee; or (ii) the consent of each holder of a Class A Certificate and Class M Certificate to the acquisition of such Derivative Contract. All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Class SB


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Certificates on the Distribution  Date following receipt thereof by the Trustee.
In no event shall such an instrument constitute a part of any REMIC created hereunder. In addition, in the event any such instrument is deposited, the Trust Fund shall be deemed to be divided into two separate and discrete sub-trusts. The assets of one such sub-trust shall consist of all the assets of the Trust Fund other than such instrument and the assets of the other sub-trust shall consist solely of such instrument.

               (b)Any Derivative Contract that provides for any payment obligation on the part of the Trust Fund must (i) be without recourse to the assets of the Trust Fund, (ii) contain a non-petition covenant provision from the Derivative Counterparty, (iii) limit payment dates thereunder to Distribution Dates and (iv) contain a provision limiting any cash payments due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Certificate Account to make payments to the Holders of the Class SB Certificates on such Distribution Date.

               (c) Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Certificate Account at least one Business Day prior to the related Distribution Date, (ii) contain an assignment of all of the Trust Fund's rights (but none of its obligations) under such Derivative Contract to the Trustee on behalf of the Class SB Certificates and shall include an express consent to the Derivative Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Class SB Certificates, and (iv) prohibit the Derivative Counterparty from "setting-off" or "netting" other obligations of the Trust Fund and its Affiliates against such Derivative Counterparty's payment obligations thereunder.


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ARTICLE V

                                THE CERTIFICATES

Section 5.01   The Certificates

(a) The Class A, Class M, Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A (othe than the Class A-IO Certificates), Class M-I-1 and Class M-II-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-I-2, Class M-I-3, Class M-I-4, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to
Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) The Class A Certificate and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

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        The Trustee,  the Master Servicer and the Depositor may for all purposes
(including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal
Balance of such Class of Certificates by the amount of the Definitive Certificates.

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        Neither the  Depositor,  the Master  Servicer  nor the Trustee  shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under this Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) Each of the Certificates is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02   Registration of Transfer and Exchange of Certificates

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class SB or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee


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otherwise,  the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e) In the case of any Class M, Class SB or Class R Certificate, or any Class A Certificate not rated at least "AA-" or "Aa3" at the time of purchase (a "Restricted Class A Certificate"), presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class M, Class SB, Class R or Restricted Class A Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor, the Master Servicer or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Master Servicer or the Trust Fund, or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit P (with respect to a Class M or Restricted Class A Certificate) (which certification shall be deemed to have been given by a Class M or Restricted Class A Certificateholder who acquires a Book-Entry Certificate), Exhibit O (with respect to a Class SB Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in


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order to  establish  that  such  transferee  or the  Person  in whose  name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (b) in the case of a Class M or Restricted Class A Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company"). Notwithstanding the above, with respect to the transfer of a Class M or Restricted Class A Certificate to a Depository or any subsequent transfer of any interest in a Class M or Restricted Class A Certificate for so long as such Class M or Restricted Class A Certificate is held by a Depository, (a) neither an Opinion of Counsel nor a certification, each as described in this Section 5.02(e), shall be required, and (b) the following conditions shall apply:

        (1) any transferee of a Class M or Restricted Class A Certificate shall be deemed to have represented by virtue of its purchase or holding of such Class M or Restricted Class A Certificate (or interest therein) that either (i) such transferee is not a Plan Investor or (ii) such transferee is a Complying Insurance Company; and

        (2) if a Class M or Restricted Class A Certificate (or any interest therein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding transferee.

        Any purported Certificate Owner whose acquisition or holding of a Class M or Restricted Class A Certificate (or interest therein) was effected in violation of the restrictions of this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer and the Trust Fund from and against all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or acquiring  any  Ownership  Interest in a Class R
        Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a


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        Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
        Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(i) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

                      (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date


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               of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
               Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                      (B) If any purported Transferee shall become a Holder of a
               Class R  Certificate  in  violation of the  restrictions  in this
               Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
               Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master
               Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(ii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(iii) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

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

(A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A or Class M Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) A Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any REMIC to cease to qualify as a REMIC and will not cause (x) any REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04   Persons Deemed Owners

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions


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pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.09, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05   Appointment of Paying Agent

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

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ARTICLE VI


                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01   Respective Liabilities of the Depositor and the Master Servicer

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02 Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer

(a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A or Class M Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or


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

observed by the Master Servicer under this Agreement; provided, further, that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

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Section 6.04   Depositor and Master Servicer Not to Resign

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

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ARTICLE VII

                                     DEFAULT

Section 7.01   Events of Default

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

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(v)     the Master  Servicer  shall  admit in writing its  inability  to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that a successor to the Master Servicer is appointed pursuant to Section 7.02 and such successor Master Servicer shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
Section 7.02;  and,  without  limitation,  the Trustee is hereby  authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee as successor Master Servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee, as successor Master Servicer, a copy of the Program Guide.

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Section 7.02   Trustee or Depositor to Act; Appointment of Successor

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder, as successor Master Servicer. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. As compensation therefor, the Trustee, as successor Master Servicer, shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The
Servicing  Fee for any  successor  Master  Servicer  appointed  pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.200% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.200% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

(b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the


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servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03   Notification to Certificateholders

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04   Waiver of Events of Default

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01   Duties of Trustee

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and (subject to 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

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(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected Classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of
Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section
7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02   Certain Matters Affecting the Trustee

(a) Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(ii) The Trustee may consult  with  counsel and any Opinion of Counsel  shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by r the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors


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or omissions.

(b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03   Trustee Not Liable for Certificates or Mortgage Loans

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04   Trustee May Own Certificates

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection


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with,  the  acceptance  and  administration  of the Trust  Fund,  including  its obligation to execute the DTC Letter of Representations in its individual capacity, and including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided, that

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06   Eligibility Requirements for Trustee

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07   Resignation and Removal of the Trustee

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

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(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be
distributed  to  Certificateholders   any  amount  required  to  be  distributed
hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08   Successor Trustee

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the


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successor  trustee all Mortgage Files and related  documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09   Merger or Consolidation of Trustee

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

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Section 8.10   Appointment of Co-Trustee or Separate Trustee

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee. (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

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Section 8.11   Appointment of Custodians

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12   Appointment of Office or Agency

        The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 4 New York Plaza, 6th Floor, New York, New York 10004 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13 DTC Letter of Representations.

        The Trustee is hereby authorized and directed to, and agrees that it shall, enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

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ARTICLE IX


                                   TERMINATION

Section 9.01 Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Group I Loans and all property acquired in respect of any Group I Loan remaining in the Trust Fund and the purchase by the Master Servicer of all Group II Loans and all property acquired in respect of any Group II Loan remaining in the Trust Fund, in each case, at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof; and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC. The purchase price paid by the Master Servicer pursuant to this Section 9.01(a)(ii) shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xlvii) of Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all of the Group I Loans pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group I Optional Termination Date. The right of the Master Servicer to purchase all of the Group II Loans pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group II Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the


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Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Group I Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Class A-I Certificates and Class M-I Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate. On any Distribution Date on or after the Group II Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Class A-II Certificates and Class M-II Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate. If the Master Servicer exercises this right to purchase the outstanding Class A-I Certificates and Class M-I Certificates, or Class A-II Certificates and Class M-II Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the related Loan Group or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the related Loan Group or to purchase the related outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders (with a copy to the Certificate Registrar) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is made,

(ii) the amount of any such final payment or, in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

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

        If the Master Servicer is obligated to give notice to Certificateholders as required above, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the related Loan Group computed as above provided. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account, in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above, and provide notice of such deposit to the Trustee. The Trustee shall withdraw from such account the amount specified in subsection
(c) below and distribute such amount to the Certificateholders as specified in subsection (c) below. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c) Upon presentation and surrender of the Class A-I Certificates and Class M-I Certificates by the Certificateholders thereof, the Trustee shall distribute to such Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the Group I Loans or the outstanding Class A-I Certificates and Class M-I Certificates, or (ii) if the Master Servicer elected to so repurchase the Group I Loans or the outstanding Class A-I Certificates and Class M-I Certificates, an amount equal to the price paid pursuant to Section 9.01(a) as follows: first, with respect to the Class A-I Certificates, pari passu, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, second, with respect to the Class M-I-1 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, third, with respect to the Class M-I-2 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, fourth, with respect to the Class M-I-3 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, fifth, with respect to the Class M-I-4 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, and sixth, to the Class SB-I Certificates. Upon presentation and surrender of the Class A-II Certificates and Class M-II Certificates by the Certificateholders thereof, the Trustee shall distribute to such Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the Group II Loans or the outstanding Class A-II Certificates and


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

Class M-II Certificates, or (ii) if the Master Servicer elected to so repurchase the Group II Loans or the outstanding Class A-II Certificates and Class M-II Certificates, an amount equal to the price paid pursuant to Section 9.01(a) as follows: first, with respect to the Class A-II Certificates, pari passu, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, second, with respect to the Class M-II-1 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, third, with respect to the Class M-II-2 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, fourth, with respect to the Class M-II-3 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, fifth, with respect to the Class M-II-4 Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, any unpaid Prepayment Interest Shortfalls and, in the case of Prepayment Interest Shortfalls, accrued interest thereon at the applicable Pass-Through Rate, and sixth, to the Class SB-II Certificates.

(d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the related Loan Group), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

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

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Eligible Account established by the Master Servicer deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and shall have no further obligation or liability therefor and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02   Additional Termination Requirements

(a) Any REMIC hereunder, as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any REMIC created hereunder as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for REMIC I or REMIC II, as applicable, and any other related terminating REMICs, and specify the first day of such period in a statement attached to REMIC I's or REMIC II's, as applicable, and any other related terminating REMICs', final Tax Return pursuant to Treasury Regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I under Section 860F of the Code and the regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the liquidating REMICs in accordance with the terms


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hereof; and

(iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the liquidating REMICs for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for any REMIC hereunder at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

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ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration

(a) The REMIC Administrator shall make an election to treat all REMICs created hereunder as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole Class of "residual interests" in the REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole Class of "residual interests" in the REMIC II. The REMIC III Regular Interests shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole Class of "residual interests" in the REMIC III. The REMIC IV Regular Interests shall be designated as the "regular interests" and the Class R-IV Certificates shall be designated as the sole Class of "residual interests" in the REMIC IV. The Class A and Class SB Certificates shall be designated as the "regular interests" in REMIC V and the Class R-V Certificates shall be designated the sole Class of "residual interests" in REMIC V. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I, REMIC II, REMIC III, REMIC IV or REMIC V other than the REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V Regular Interests and the Certificates.

(b) The Closing Date is hereby designated as the "startup day" of each of REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations Section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

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(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax
Returns that it determines are required with respect to the REMICs created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided


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that the  indemnity  given in the  preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action or inaction, as the case may be. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the Startup Date therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer in its role as Master Servicer or REMIC Administrator of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Date, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the


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effect that the  inclusion  of such assets in any REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is October 25, 2034, which is the Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any REMIC hereunder as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02  Master Servicer, REMIC Administrator and Trustee Indemnification

(a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust


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Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

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ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee:

(i) to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of any REMIC created hereunder as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, after notice to Moody's or as evidenced by a letter from Standard & Poor's to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that
(A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or


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permitted under Section 11.01.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

(ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC hereunder to fail to qualify as REMICs at any time that any Certificate is outstanding; provided, that if the indemnity described in
Section 10.01(f) with respect to any taxes that might be imposed on the Trust Fund has been given, the Trustee shall not require the delivery to it of the Opinion of Counsel described in this Section 11.01(c). The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be


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deemed to be under any  circumstances  included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h) in effect as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(f) In addition to the foregoing, any amendment of Section 4.08 of this Agreement shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

Section 11.02  Recordation of Agreement; Counterparts

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03  Limitation on Rights of Certificateholders

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have given its written consent and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04  Governing Law

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05  Notices

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

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Residential Asset Mortgage Products Inc. Series 2004-RZ3 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; and (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06  Notices to Rating Agencies

        The Depositor, the Master Servicer or the Trustee, as applicable, (a) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (i), (ii), (iii), (iv), (vii), (viii), (ix) or (x) below,
(b) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (i), (ii), (iii)(1), (vii)(1) or (ix) below, or (c) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (v) and
(vi) below:

(i) a material change or amendment to this Agreement,

(ii) the occurrence of an Event of Default,

(iii) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(iv) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(v) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(vi) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(vii) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(viii) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(ix) the occurrence of the Final Distribution Date, and

(x) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (iv), (vii) or (viii) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07  Severability of Provisions

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08  Supplemental Provisions for Resecuritization

(a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

(b) Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any REMIC hereunder as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code.

Section 11.09  Third-Party Beneficiary

        The Limited Repurchase Right Holder is an express third-party beneficiary of Section 4.08 of this Agreement, and shall have the right to enforce the related provisions of Section 4.08 of this Agreement as if it were a party hereto.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.


                           RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                  By:    __________________________
                                  Name:
                                  Title: Vice President




                           RESIDENTIAL FUNDING CORPORATION



                                  By:    __________________________
                                  Name:
                                  Title:




                           JPMORGAN CHASE BANK,
                            as Trustee



                                  By:    __________________________
                                  Name:
                                  Title: Vice President

STATE OF MINNESOTA    )
                             ) ss.:
COUNTY OF HENNEPIN    )


        On the ___ day of September, 2004, before me, a notary public in and for said State, personally appeared [ ], known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    _________________________
                                    Notary Public
[Notarial Seal]

STATE OF MINNESOTA    )
                             ) ss.:
COUNTY OF HENNEPIN    )


        On the ___ day of September, 2004, before me, a notary public in and for said State, personally appeared ____________ , known to me to be a Managing
Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    _________________________
                                    Notary Public
[Notarial Seal]

STATE OF NEW YORK     )
                             ) ss.:
COUNTY OF NEW YORK    )


        On the ___ day of September, 2004, before me, a notary public in and for said State, personally appeared [ ], known to me to be a Assistant Vice President of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    _________________________
                                    Notary Public
[Notarial Seal]